UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: April 30, 2011

Date of reporting period: May 1, 2010 — October 31, 2010

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PVSAX

Putnam Capital Spectrum Fund

Semiannual report
10|31|10

A world of investing.™

Putnam Investments

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Capital Spectrum
Fund

Semiannual report
10 | 31 | 10

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	11

Terms and definitions	14

Trustee approval of management contract	15

Other information for shareholders	19

Financial statements	20

Message from the Trustees

Dear Fellow Shareholder:

Stock markets around the world rallied strongly over the past few months, riding a rising tide of strengthening investor confidence and slowly improving economic and corporate data. Indeed, U.S. stocks delivered their best September in 71 years, and continued to add to those gains in October. Bond markets also have generated positive results for much of 2010 and continue to be a source of refuge for risk-averse investors.

It is important to recognize, however, that we may see periods of heightened market volatility as markets and economies seek more solid ground. The slow pace of the U.S. economic recovery and ongoing European sovereign debt concerns have made markets more susceptible to disappointing news. We believe, however, that Putnam’s research-intensive, actively managed investment approach is well suited for this environment.

In developments affecting oversight of your fund, Barbara M. Baumann has been elected to the Board of Trustees of the Putnam Funds, effective July 1, 2010. Ms. Baumann is president and owner of Cross Creek Energy Corporation of Denver, Colorado, a strategic consultant to domestic energy firms and direct investor in energy assets. We also want to thank Elizabeth T. Kennan, who has retired from the Board of Trustees, for her many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Putnam Capital Spectrum Fund

Often, the best investment opportunities are presented by more complex securities that require deep expertise and a unique set of skills. Putnam Capital Spectrum Fund is designed to capitalize on the potential of leveraged companies — those that use debt as a tool to improve their business performance. Investing in leveraged companies is a specialized niche, requiring considerable skill to understand the intricacies of capital structures and balance sheets.

An experienced manager

Portfolio Manager David Glancy has been immersed in this area of the market since 1987, and has managed leveraged-company portfolios over several economic and market cycles. In managing the fund, he has the flexibility to invest in securities —including common stocks, bonds, bank loans, and convertible securities — across a leveraged-company’s capital structure. His process is based on rigorous fundamental research to determine which securities offer the most attractive total return potential relative to risk. He begins by analyzing a business to understand how it became successful and how it generates its revenues and profits. Then, he studies its capital structure to determine the company’s current situation and to evaluate whether it offers attractive investment potential.

A new dimension

Leveraged-company securities can add a new dimension to investment portfolios because they offer different performance characteristics than the broad stock and bond markets. Putnam Capital Spectrum Fund combines these securities with active management and rigorous fundamental research to seek long-term capital appreciation for investors.

Consider these risks before investing: The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The fund invests in relatively few issuers and involves more risk than a fund that invests more broadly. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Unlike bonds, bond funds have ongoing fees and expenses. Funds that invest in securities of leveraged companies involve the risk that the securities of leveraged companies will be more sensitive to issuer, political, market, and economic developments than the market as a whole and the securities of other types of companies. Investments in securities of leveraged companies are likely to be more volatile than investments in companies that are not leveraged. The fund may focus its investments in types of securities — equities, fixed income, or bank loans — that underperform relative to, or are more volatile than, other types of securities. A fund that engages in short sales of securities may incur losses if the securities appreciate in value and may experience higher volatility due to leverage resulting from investing the proceeds of securities sold short. When short-selling, investors sell borrowed shares, hoping to repurchase them at a lower price before returning them to the lender. The use of derivatives involves special risks and may result in losses.

Performance snapshot

Annualized total return (%) comparison as of 10/31/10

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

* The Capital Spectrum Blended Index is an unmanaged index administered by Putnam Management, 50% of which is the S&P 500 Index and 50% of which is the JPMorgan Developed High Yield Index.

† Returns for the six-month period are not annualized, but cumulative.

Interview with your fund’s portfolio manager

David Glancy

David, how did Putnam Capital Spectrum Fund perform during the six-month period?

Putnam Capital Spectrum Fund’s class A shares returned 0.63% at net asset value for the period, compared with 3.80% for the fund’s unmanaged benchmark — primarily the result of stock selection and excess cash in the portfolio. For the year ended October 31, the fund’s 23.67% return is ahead of the benchmark’s 18.22% return.

It’s been a little more than a year since the launch of the fund. How has the environment for leveraged companies changed?

Capital Spectrum Fund was launched in May 2009, a time when capital markets were just coming out of severe crisis mode and the economy was still in recession. There was a great deal of uncertainty. Since that time, the environment for leveraged companies has improved dramatically. Although access to credit remains tight by historical standards, it has loosened materially during the past year. For companies without attractive alternatives, access to debt opens up a different set of opportunities.

At the same time, many companies across the economy have pared back debt or refinanced to improve their balance sheets. The American consumer was overlevered heading into the recession, but corporations generally weren’t. Corporate America has taken advantage of extremely low interest rates to lower the cost of debt.

The other significant change since we launched the fund is that securities prices are higher, which to my mind, demonstrates the power of leveraged-company investing. When economic conditions start to improve, the business performance of levered companies can be dramatically accelerated.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 10/31/10. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on page 14.

What is the rationale behind the fund’s relatively large cash position?

Having cash on hand enables me to act quickly when I find investment opportunities. Cash also acts as a natural diversifier, because Capital Spectrum Fund has a relatively concentrated portfolio. The fund’s 10 largest holdings comprised over 47% of the fund’s total net assets. The securities I invest in are inherently volatile due to their capital structures, and the cash position is also intended to dampen that volatility. Finally, cash in the portfolios also serves to collateralize the occasional short position.

Having said that, cash has been relatively high at times during the period, due to recent additions of investor capital. This excess cash turned out to be a drag on performance during the past three months, but I expect that will change as more cash is invested.

Were there other detractors?

One position that stands out as a detractor during the most recent period was the fund’s largest holding, DISH Network. DISH operates the DISH Network television service, which provides direct broadcast satellite subscription television services. DISH Network also offers receiver systems, including small satellite dishes, digital set-top receivers, and remote controls. Although DISH Network’s total revenues for the second quarter were above expectations at $3.17 billion [up 9% year over year], the better-than-expected revenues were overshadowed by a net subscriber loss of 19,000. Most Wall Street analysts were forecasting a gain of more than 120,000 subscribers. I continue to believe that DISH has a valuable offering of lower-cost cable television in an environment where consumers are extremely price sensitive. And the company continues to generate an extremely strong level of cash flow that is more than adequate to meet the company’s liability requirements.

Other relative detractors included Louisiana-Pacific, TiVo, and Isle of Capri Casinos — all positions not held by the fund’s benchmark and no longer held by the fund. The use of a

Allocations are represented as a percentage of portfolio market value. Data includes exposure achieved through various derivative instruments; however, it excludes short-term investments held as collateral for loaned securities and collateral received on certain derivative instruments, if any. These percentages may differ from allocations shown later in this report. Holdings and allocations may vary over time.

derivative, a put option written on a particular stock, also detracted from performance.

What about contributors?

Southwest Airlines added to positive performance. The company operates passenger air service to 68 cities in 35 states. The company also sells frequent-flyer credits and related services to companies participating in its Rapid Rewards frequent-flyer program, including car rental agencies, hotels, restaurants, and retail locations. Over the past three months, Southwest’s stock was buoyed by strong traffic numbers and higher-than-expected second-quarter profits. Net income was $112 million, or 15 cents a share, compared with $91 million, or 12 cents a share, in the same period a year ago. Revenue rose 21.1%, to $3.17 billion. Excluding costs related to the company’s fuel hedge portfolio, the company earned 29 cents a share, whereas the average Wall Street estimate was for 27 cents a share. Also, Southwest announced on September 27 that it would acquire AirTran, and the news was positively received by investors.

W.R. Grace was also a top contributor. The company is engaged in the production and sale of specialty chemicals and specialty materials on a global basis. In late July, the company announced that its second-quarter profit had more than doubled as costs fell and volume rose. The company, which today is operating under Chapter 11 bankruptcy protection, posted net income of $51 million, or 69 cents per share, compared with $19.3 million, or 26 cents per share, in the same period a year ago. Volume, or the physical amount of product sold, increased 4.5%. The company had successfully cut expenses across the board, resulting in strong performance for the stock over the past three months.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 10/31/10. Short-term holdings are excluded. Holdings will vary over time.

You mentioned short positions. What is your strategy there?

Shorting provides a potential edge over funds that are “long-only” and fully invested. Generally, I will take a short position when I believe the market or a particular security is overvalued and where there is a clear catalyst for a decline in price. Given the anemic recovery and the choppy stock market, some of our short positions have been extremely productive. However, the fund’s short positions as of October 31, 2010, amounted to less than 1% of the portfolio.

The fund had a roughly 7% weighting in high-yield bonds at the end of October. Where do you see opportunities there?

As credit markets have opened up, we’ve seen a number of companies refinance their bank debt for high-yield debt. At first glance this may not make sense, because the cost of capital in this kind of transaction can rise sharply — from 3% to 7%, for example. But high-yield debt tends to give companies two things the banks can’t: longer maturities and less restrictive covenants. These two features give leveraged companies the breathing room they need to execute their business plans and grow asset values without having to repay principal right away. Generally, the more predictable the cash flow a company has, the more debt it can support. Companies that have chosen to use high-yield debt are in many cases better off today because they have renewed flexibility.

Do high-yield bonds represent the most attractive opportunities across a company’s capital structure?

Not necessarily. I continue to find equities more compelling than either bank loans or high-yield bonds. One of the metrics I use to compare equities with debt is the free cash-flow yield. Today, equity free cash-flow

Allocations are represented as a percentage of portfolio market value. Excludes short-term investments held as collateral for loaned securities. Holdings and allocations may vary over time.

yields are in the low double digits. By comparison, high-yield bonds offer yields in the mid single digits, and bank loans are priced off of a LIBOR rate of essentially zero. Among fixed-income securities, however, I currently favor high-yield bonds.

As a manager with the flexibility to invest across the capital structure, what resources do you have at Putnam to support that kind of research?

One of the great advantages of managing these funds at Putnam is our tremendous fixed-income research. In 2008, for example, when the financial markets froze and access to capital became a key issue to investors, equity analysts outside of Putnam were suddenly very interested in corporate finance and liquidity. These are bread-and-butter fixed-income issues. Having Putnam’s fixed-income team as a resource was invaluable during the time the Spectrum Funds were launched, and it continues to be true today.

What is your outlook?

The U.S. economy clearly experienced a deceleration in growth in recent months. This decline understandably led to the market correction we saw in the spring and summer because profit expectations were too high, in my view. Going forward, I’m optimistic. I don’t believe another recession is likely at this point. And with interest rates at historic lows, leveraged companies are in a good position with the ability to refinance, pay down debt, and borrow additional funds.

Thanks, David.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager David Glancy has an M.B.A. from Goizueta Business School at Emory University and a B.A. from Tulane University. He joined Putnam in 2009 and has been in the investment industry since 1987.

IN THE NEWS

The Federal Reserve’s “QE2” has set sail. In light of what has been a tepid economic recovery, in October the Fed announced a second round of monetary stimulus via quantitative easing — dubbed QE2 by the media — involving the purchase of an additional $600 billion of U.S. Treasury bonds through the end of June 2011. The Fed has suggested in recent months that it is particularly concerned about the prospect of deflation, which has plagued the Japanese economy for the better part of the past decade. By purchasing Treasuries, the central bank could drive down already low yields and inject about $75 billion a month into the capital markets. The idea behind QE2 is that the money would then be reinvested, and the expected upward pressure on asset prices could create inflationary expectations sufficient to prevent deflation from becoming a problem.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2010, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)	(5/18/09)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	42.74%	34.49%	41.21%	37.21%	41.23%	41.23%	41.72%	36.80%	42.24%	43.29%
Annual average	27.78	22.65	26.84	24.35	26.85	26.85	27.15	24.09	27.47	28.12

1 year	23.67	16.55	22.72	17.72	22.74	21.74	23.06	18.76	23.35	23.99

6 months	0.63	–5.18	0.28	–4.70	0.32	–0.68	0.42	–3.10	0.55	0.79

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Comparative index returns For periods ended 10/31/10

		Lipper Multi-Cap Core Funds
	Capital Spectrum Blended Index	category average*

Life of fund	42.29%	35.34%
Annual average	27.50	23.15

1 year	18.22	17.66

6 months	3.80	1.02

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, and life-of-fund periods ended 10/31/10, there were 845, 815, and 787 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 10/31/10

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	2		2	2	2		2	2

Income	$0.206		$0.139	$0.146	$0.175		$0.191	$0.228

Capital gains	—		—	—	—		—	—

Total	$0.206		$0.139	$0.146	$0.175		$0.191	$0.228

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

4/30/10	$20.41	$21.66	$20.36	$20.32	$20.36	$21.10	$20.40	$20.42

10/31/10	20.32	21.56	20.27	20.23	20.26	20.99	20.31	20.34

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

Current dividend rate [1]	2.03%	1.91%	1.30%	1.38%	1.62%	1.56%	1.77%	2.24%

Current 30-day SEC yield [2]	N/A	0.25	–0.45	–0.45	N/A	–0.21	0.03	0.52

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)	(5/18/09)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	36.98%	29.07%	35.56%	31.56%	35.58%	35.58%	36.06%	31.33%	36.49%	37.44%
Annual average	25.91	20.55	24.96	22.25	24.97	24.97	25.29	22.09	25.58	26.22

1 year	17.58	10.81	16.66	11.66	16.67	15.67	16.98	12.87	17.28	17.83

6 months	1.44	–4.42	1.04	–3.96	1.08	0.08	1.23	–2.30	1.31	1.55

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year ended 4/30/10*†	1.47%	2.22%	2.22%	1.97%	1.72%	1.22%

Total annual operating expenses for the fiscal year
ended 4/30/10†	1.50%	2.25%	2.25%	2.00%	1.75%	1.25%

Annualized expense ratio for the six-month period
ended 10/31/10	1.39%	2.14%	2.14%	1.89%	1.64%	1.14%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s decision to contractually limit expenses through 8/30/11.

† Restated to reflect projected expenses under a new management contract effective 1/1/10 and a new expense arrangement.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Capital Spectrum Fund from May 1, 2010, to October 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.03	$10.80	$10.81	$9.55	$8.29	$5.77

Ending value (after expenses)	$1,006.30	$1,002.80	$1,003.20	$1,004.20	$1,005.50	$1,007.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2010, use the following calculation method. To find the value of your investment on May 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.07	$10.87	$10.87	$9.60	$8.34	$5.80

Ending value (after expenses)	$1,018.20	$1,014.42	$1,014.42	$1,015.68	$1,016.94	$1,019.46

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S.

3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Capital Spectrum Blended Index is an unmanaged index administered by Putnam Management, 50% of which is the S&P 500 Index and 50% of which is the JPMorgan Developed High Yield Index.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2010, the Contract Committee met on a number of occasions with representatives of Putnam Management and in executive session to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 11, 2010 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2010. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing such services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in prior years.

Consideration of implementation of strategic pricing initiative

The Trustees were mindful that new management contracts had been implemented for all but a few funds at the beginning of 2010 as part of Putnam Management’s strategic pricing initiative. These new management contracts reflected the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds and performance fees for some funds. The Trustees had approved these new management contracts on July 10, 2009 and submitted them to shareholder meetings of the affected funds in late 2009, where the contracts were in all cases approved by overwhelming majorities of the shares voted.

Because the management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. The financial data available to the Committee reflected actual operations under the prior contracts; information was also available on a pro forma basis, adjusted to reflect the fees payable under the new management contracts. In light of the limited information available regarding operations under the new management contracts, in recommending the continuation of the new management contracts in June 2010, the Contract Committee relied to a considerable extent on its review of the financial information and analysis that formed the basis of the Board’s approval of the new management contracts on July 10, 2009.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

As in the past, the Trustees continued to focus on the competitiveness of the total expense ratio of each fund. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, the second of the expense limitations applied. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, taxes, brokerage commissions and extraordinary expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 2nd quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) as of December 31, 2009 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The Trustees also considered that your fund ranked in the 2nd quintile in effective management fees, on a pro forma basis adjusted to reflect the impact of the strategic pricing initiative discussed above, as of December 31, 2009.

Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds have only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of actual experience.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules currently in place represented an appropriate sharing of economies of scale at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of such fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients, and did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which met on a regular basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund (although not your fund , which had only a limited performance record because it had only recently commenced operations) over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during 2009. The Committee also noted the disappointing investment performance of a number of the funds for periods ended December 31, 2009 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve performance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered information about the fund’s performance relative to its benchmark for the period measuring from its inception on May 18, 2009 through December 31, 2009. The fund’s class A share net return lagged the benchmark return over the life-of-fund period ended December 31, 2009. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policies commencing in 2010, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2010, Putnam employees had approximately $324,000,000 and the Trustees had approximately $68,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 10/31/10 (Unaudited)

COMMON STOCKS (68.6%)*	Shares	Value

Aerospace and defense (1.8%)
L-3 Communications Holdings, Inc.	44,600	$3,219,674

		3,219,674
Airlines (9.1%)
Southwest Airlines Co.	728,222	10,020,335

United Continental Holdings, Inc. † S	215,400	6,255,216

		16,275,551
Banking (6.3%)
BB&T Corp.	66,600	1,559,106

Citigroup, Inc. †	1,140,500	4,755,885

JPMorgan Chase & Co.	68,600	2,581,418

Synovus Financial Corp.	651,700	1,407,672

Wells Fargo & Co.	34,500	899,760

		11,203,841
Biotechnology (0.8%)
Sequenom, Inc. † S	215,200	1,366,520

		1,366,520
Broadcasting (19.6%)
DISH Network Corp. Class A	872,700	17,331,815

EchoStar Corp. Class A †	813,414	17,244,377

LodgeNet Interactive Corp. † S	218,686	557,649

		35,133,841
Chemicals (7.1%)
LyondellBasell Industries NV Class A (Netherlands) †	36,273	974,293

LyondellBasell Industries NV Class B (Netherlands) †	13,838	372,104

OM Group, Inc. †	93,300	3,104,091

Rhodia SA (France)	88,343	2,451,546

W.R. Grace & Co. †	177,500	5,690,650

		12,592,684
Commercial and consumer services (0.5%)
Orbitz Worldwide, Inc. †	134,900	917,320

		917,320
Communications equipment (1.2%)
Harris Corp.	48,900	2,209,791

		2,209,791
Consumer finance (1.3%)
Capital One Financial Corp.	61,700	2,299,559

		2,299,559
Electric utilities (0.7%)
AES Corp. (The) †	110,700	1,321,758

		1,321,758
Energy (oil field) (0.1%)
Stallion Oilfield Holdings, Ltd.	10,433	219,093

		219,093
Financial (3.7%)
AerCap Holdings NV (Netherlands) †	270,600	3,493,446

NewStar Financial, Inc. †	398,037	3,029,062

		6,522,508
Gaming and lottery (0.2%)
Pinnacle Entertainment , Inc. †	25,137	321,754

		321,754
Health-care services (0.7%)
Lincare Holdings, Inc.	44,850	1,175,967

		1,175,967

COMMON STOCKS (68.6%)* cont.		Shares	Value

Household furniture and appliances (1.5%)
Select Comfort Corp. †		322,565	$2,680,515

			2,680,515
Industrial (0.4%)
China Ming Yang Wind Power Group, Ltd. ADS (China) †		57,601	676,812

			676,812
Medical technology (1.6%)
Alliance HealthCare Services, Inc. †		66,700	262,798

STAAR Surgical Co. † S		486,300	2,562,801

			2,825,599
Oil and gas (9.3%)
Chesapeake Energy Corp.		213,800	4,639,460

Petrohawk Energy Corp. †		300,000	5,103,000

Pioneer Natural Resources Co.		26,800	1,870,640

Rosetta Resources, Inc. † S		206,200	4,930,242

			16,543,342
Restaurants (1.7%)
AFC Enterprises †		91,800	1,166,778

Domino’s Pizza, Inc. †		89,900	1,334,116

Famous Dave’s of America, Inc. †		59,800	570,492

			3,071,386
Retail (1.0%)
Talbots, Inc. (The) †		191,300	1,870,914

			1,870,914

Total common stocks (cost $110,671,643)			$122,448,429

CORPORATE BONDS AND NOTES (6.6%)*	Principal amount		Value

Aerospace and defense (0.1%)
BE Aerospace, Inc. sr. unsec. unsub. notes 6 7/8s, 2020		$250,000	$264,375

			264,375
Automotive (0.2%)
TRW Automotive, Inc. company guaranty sr. unsec.
unsub. notes Ser. REGS, 6 3/8s, 2014	EUR	200,000	285,596

			285,596
Banking (0.3%)
Provident Funding Associates 144A sr. notes 10 1/4s, 2017		$500,000	520,000

			520,000
Biotechnology (0.1%)
Talecris Biotherapeutics Holdings Corp. company
guaranty sr. unsec. notes 7 3/4s, 2016		105,000	117,600

			117,600
Broadcasting (0.2%)
Gray Television, Inc. company guaranty sr. notes 10 1/2s, 2015		300,000	313,125

			313,125
Cable television (0.2%)
Mediacom LLC/Mediacom Capital Corp. sr. unsec.
notes 9 1/8s, 2019		50,000	52,875

Virgin Media Finance PLC company guaranty sr. notes Ser. 1,
9 1/2s, 2016 (United Kingdom)		225,000	255,656

			308,531
Chemicals (0.4%)
Ineos Finance PLC 144A company guaranty sr. notes 9s, 2015
(United Kingdom)		250,000	266,250

Ineos Group Holdings PLC 144A company guaranty unsec.
sub. notes 8 1/2s, 2016 (United Kingdom)		500,000	455,000

			721,250

CORPORATE BONDS AND NOTES (6.6%)* cont.	Principal amount		Value

Computers (0.3%)
Ceridian Corp. company guaranty sr. unsec. notes 12 1/4s, 2015 ‡‡		$319,500	$310,714

SunGard Data Systems, Inc. company guaranty 9 1/8s, 2013		250,000	255,938

			566,652
Construction (—%)
Associated Materials, LLC/Associated Materials
Finance, Inc. company guaranty sr. notes 9 7/8s, 2016		65,000	78,000

			78,000
Containers (0.2%)
Berry Plastics Corp. company guaranty sr. notes 8 7/8s, 2014		240,000	244,200

Reynolds Group DL Escrow, Inc./Reynolds Group Escrow, LLC
144A company guaranty sr. notes 7 3/4s, 2016 (Luxembourg)		130,000	137,800

			382,000
Electronics (0.7%)
Freescale Semiconductor, Inc. company guaranty sr. unsec.
notes 9 1/8s, 2014 ‡‡		56,039	57,090

Freescale Semiconductor, Inc. company guaranty sr. unsec.
notes 8 7/8s, 2014		446,000	453,805

Freescale Semiconductor, Inc. 144A company
guaranty sr. notes 9 1/4s, 2018		700,000	749,000

			1,259,895
Financial (0.3%)
Ally Financial, Inc. 144A company guaranty sr. unsec.
unsub. notes 7 1/2s, 2020		500,000	540,000

			540,000
Forest products and packaging (0.6%)
NewPage Corp. company guaranty sr. notes 11 3/8s, 2014		270,000	259,200

PE Paper Escrow GmbH sr. notes Ser. REGS, 11 3/4s, 2014
(Austria)	EUR	70,000	112,864

Verso Paper Holdings, LLC/Verso Paper, Inc. company
guaranty Ser. B, 11 3/8s, 2016		$800,000	770,000

			1,142,064
Gaming and lottery (1.2%)
FireKeepers Development Authority 144A sr. sec.
notes 13 7/8s, 2015		450,000	527,625

Harrah’s Operating Co., Inc. company
guaranty sr. notes 10s, 2018		1,000,000	867,500

MTR Gaming Group, Inc. company guaranty sr. notes
12 5/8s, 2014		400,000	418,000

Pinnacle Entertainment, Inc. company guaranty sr. unsec.
sub. notes 8 3/4s, 2020		190,000	189,763

Pinnacle Entertainment, Inc. company guaranty sr. unsec.
sub. notes 7 1/2s, 2015		105,000	104,475

			2,107,363
Lodging/Tourism (0.1%)
FelCor Lodging LP company guaranty sr. notes 10s, 2014 R		100,000	112,500

			112,500
Manufacturing (0.3%)
General Cable Corp. company guaranty sr. unsec.
unsub. notes FRN 2.665s, 2015		20,000	18,700

RBS Global, Inc./Rexnord Corp. company guaranty unsec.
sr. notes 8 1/2s, 2018		500,000	525,000

			543,700

CORPORATE BONDS AND NOTES (6.6%)* cont.	Principal amount	Value

Media (0.2%)
Affinion Group Holdings, Inc. 144A company
guaranty sr. notes 11 5/8s, 2015	$335,000	$344,631

		344,631
Oil and gas (1.0%)
Compton Petroleum Finance Corp. company guaranty sr. unsec.
notes 10s, 2017 (Canada)	201,450	172,240

Connacher Oil and Gas, Ltd. 144A sr. sec. notes 11 3/4s,
2014 (Canada)	255,000	275,400

Newfield Exploration Co. sr. unsec. sub. notes 6 5/8s, 2014	250,000	255,625

Rosetta Resources, Inc. company guaranty sr. unsec.
notes 9 1/2s, 2018	785,000	818,363

SandRidge Energy, Inc. 144A sr. unsec. notes 9 7/8s, 2016	200,000	213,000

		1,734,628
Power producers (0.2%)
Calpine Corp. 144A sr. sec. notes 7 1/4s, 2017	174,000	180,960

Dynegy Holdings, Inc. sr. unsec. notes 7 3/4s, 2019	300,000	204,750

		385,710
Telecommunications (—%)
MetroPCS Wireless, Inc. company guaranty sr. unsec.
notes 9 1/4s, 2014	72,000	75,420

		75,420
Textiles (—%)
Hanesbrands, Inc. company guaranty sr. unsec. notes FRN
Ser. B, 4.121s, 2014	10,000	9,975

		9,975
Total corporate bonds and notes (cost $11,030,203)		$11,813,015

INVESTMENT COMPANIES (4.7%)*	Shares	Value

SPDR S&P 500 ETF Trust	70,173	$8,317,606

Total investment companies (cost $7,999,441)		$8,317,606

SENIOR LOANS (2.2%)* [c]	Principal amount	Value

AGFS Funding Co. bank term loan FRN 7 1/4s, 2015	$400,000	$403,438

Calpine Corp. bank term loan FRN Ser. B, 3.165s, 2014	8,886	8,829

Harrah’s Operating Co., Inc. bank term loan FRN Ser. B2,
3.288s, 2015	680,000	600,097

Ineos Holdings, Ltd. bank term loan FRN Ser. B2, 7.501s,
2013 (United Kingdom)	250,000	255,521

Ineos Holdings, Ltd. bank term loan FRN Ser. C2, 8.001s,
2014 (United Kingdom)	250,000	255,521

Level 3 Financing, Inc. bank term loan FRN Ser. B, 11 1/2s, 2014	115,000	124,200

Metro-Goldwyn-Mayer, Inc. bank term loan FRN Ser. B,
20 1/2s, 2012	2,000,000	927,778

Revlon Consumer Products bank term loan FRN 6s, 2015	497,500	497,855

Swift Transportation Co., Inc. bank term loan FRN 8 1/4s, 2014	492,401	483,306

Telecordia Technologies, Inc. bank term loan FRN 6 3/4s, 2016	373,125	375,107

Total senior loans (cost $3,863,185)		$3,931,652

PREFERRED STOCKS (2.0%)*	Shares	Value

Ally Financial, Inc. 144A Ser. G, 7.00% cum. pfd.	1,000	$888,688

Strategic Hotels & Resorts Ser. A, $2.13 cum. pfd. R	111,228	2,676,146

Total preferred stocks (cost $2,680,772)		$3,564,834

CONVERTIBLE PREFERRED STOCKS (1.3%)*	Shares	Value

FelCor Lodging Trust, Inc. Ser. A, $0.488 cum. cv. pfd. R	97,508	$2,312,773

Total convertible preferred stocks (cost $1,360,496)		$2,312,773

CONVERTIBLE BONDS AND NOTES (0.4%)*	Principal amount	Value

CompuCredit Holdings Corp. cv. sr. unsec.
unsub. notes 3 5/8s, 2025	$655,000	$532,188

Leap Wireless International, Inc. cv. sr. unsec.
notes 4 1/2s, 2014	200,000	180,250

Total convertible bonds and notes (cost $474,948)		$712,438

SHORT-TERM INVESTMENTS (18.4%)*	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.21% [d]	9,549,625	$9,549,625

Putnam Money Market Liquidity Fund 0.16% [e]	11,366,640	11,366,640

U.S. Treasury Bills with an effective yield of 0.32%,
November 18, 2010 ###	$785,000	784,882

U.S. Treasury Bills with an effective yield of 0.24%,
June 2, 2011 # ###	1,850,000	1,847,050

U.S. Treasury Bills with an effective yield of 0.19%,
March 10, 2011 ###	1,400,000	1,399,286

U.S. Treasury Bills with effective yields ranging from
0.27% to 0.29%, December 16, 2010 ###	7,894,000	7,891,225

Total short-term investments (cost $32,838,812)		$32,838,708

TOTAL INVESTMENTS

Total investments (cost $170,919,500)		$185,939,455

Key to holding’s currency abbreviations
EUR	Euro
USD / $	United States Dollar

Key to holding’s abbreviations
ADS	American Depository Shares
ETF	Exchange Traded Fund
FRN	Floating Rate Notes
SPDR	S&P 500 Index Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2010 through October 31, 2010 (the reporting period).

* Percentages indicated are based on net assets of $178,591,829.

† Non-income-producing security.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

### These securities, in part or in entirety, were segregated for securities sold short at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 8).

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 7 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $2,235,413 to cover certain derivatives contracts and securities sold short.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADS after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

The rates shown on FRN are the current interest rates at the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

FUTURES CONTRACTS OUTSTANDING at 10/31/10 (Unaudited)

	Number of		Expiration	Unrealized
	contracts	Value	date	depreciation

U.S. Treasury Note 10 yr (Short)	10	$1,262,813	Dec-10	$(4,706)

Total				$(4,706)

Securities sold short at 10/31/10 (Unaudited)

COMMON STOCKS (0.5%)*	Shares	Value

Food (0.4%)
Sara Lee Corp.	50,400	$722,232

		722,232
Restaurants (0.1%)
Texas Roadhouse, Inc. Class A †	16,300	250,368

		250,368

Total securities sold short (proceeds $885,697)		$972,600

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$12,592,684	$—	$—

Capital goods	3,896,486	—	—

Consumer cyclicals	40,924,344	—	—

Consumer staples	3,071,386	—	—

Energy	16,543,342	219,093	—

Financial	20,025,908	—	—

Health care	5,368,086	—	—

Technology	2,209,791	—	—

Transportation	16,275,551	—	—

Utilities and power	1,321,758	—	—

Total common stocks	122,229,336	219,093	—
Convertible bonds and notes	—	712,438	—

Convertible preferred stocks	—	2,312,773	—

Corporate bonds and notes	—	11,813,015	—

Investment companies	8,317,606	—	—

Preferred stocks	2,676,146	888,688	—

Senior loans	—	3,931,652	—

Short-term investments	11,366,640	21,472,068	—

Totals by level	$144,589,728	$41,349,727	$—
		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	$(4,706)	$—	$—

Securities sold short	(972,600)	—	—

Totals by level	$(977,306)	$—	$—

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 10/31/10 (Unaudited)

ASSETS

Investment in securities, at value, including $9,335,305 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $150,003,235)	$165,023,190
Affiliated issuers (identified cost $20,916,265) (Notes 1 and 7)	20,916,265

Collateral on short sales (Note 1)	1,518,825

Receivable for short sales margin (Note 1)	1,352

Dividends, interest and other receivables	416,615

Receivable for shares of the fund sold	2,467,482

Receivable for investments sold	1,618,169

Net other assets	133

Total assets	191,962,031

LIABILITIES

Payable to custodian	15,000

Payable for variation margin (Note 1)	4,219

Payable for investments purchased	2,281,159

Payable for shares of the fund repurchased	161,456

Payable for compensation of Manager (Note 2)	106,165

Payable for investor servicing fees (Note 2)	33,948

Payable for custodian fees (Note 2)	5,935

Securities sold short, at value (proceeds receivable $885,697) (Note 1)	972,600

Payable for loan financing (Note 1)	33,783

Interest payable for short sales (Note 1)	8,743

Payable for administrative services (Note 2)	578

Payable for distribution fees (Note 2)	31,419

Payable for offering costs (Note 1)	113,203

Collateral on securities loaned, at value (Note 1)	9,549,625

Other accrued expenses	52,369

Total liabilities	13,370,202

Net assets	$178,591,829

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 6)	$160,163,064

Distributions in excess of net investment income (Note 1)	(614,975)

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	4,114,102

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	14,929,638

Total — Representing net assets applicable to capital shares outstanding	$178,591,829

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($61,399,011 divided by 3,021,369 shares)	$20.32

Offering price per class A share (100/94.25 of $20.32)*	$21.56

Net asset value and offering price per class B share ($1,317,009 divided by 64,969 shares)**	$20.27

Net asset value and offering price per class C share ($21,805,102 divided by 1,078,103 shares)**	$20.23

Net asset value and redemption price per class M share ($953,504 divided by 47,068 shares)	$20.26

Offering price per class M share (100/96.50 of $20.26)*	$20.99

Net asset value, offering price and redemption price per class R share
($50,807 divided by 2,502 shares)	$20.31

Net asset value, offering price and redemption price per class Y share
($93,066,396 divided by 4,576,092 shares)	$20.34

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 10/31/10 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $7,895 from investments in affiliated issuers) (Note 7)	$1,403,511

Dividends (net of foreign tax of $4,248)	137,294

Securities lending (including interest income of $5,297
from investments in affiliated issuers) (Note 1)	9,074

Total investment income	1,549,879

EXPENSES
Compensation of Manager (Note 2)	516,568

Investor servicing fees (Note 2)	173,879

Custodian fees (Note 2)	7,321

Trustee compensation and expenses (Note 2)	4,004

Administrative services (Note 2)	2,579

Dividend expense for short sales (Note 1)	23,704

Interest expense for short sales (Note 1)	7,676

Distribution fees — Class A (Note 2)	60,630

Distribution fees — Class B (Note 2)	5,629

Distribution fees — Class C (Note 2)	82,130

Distribution fees — Class M (Note 2)	2,591

Distribution fees — Class R (Note 2)	107

Amortization of offering costs (Note 1)	5,413

Other	64,758

Total expenses	956,989

Expense reduction (Note 2)	(6,485)

Net expenses	950,504

Net investment income	599,375

Net realized gain on investments (Notes 1 and 3)	1,634,771

Net realized gain on short sales (Notes 1 and 3)	766,347

Net realized loss on foreign currency transactions (Note 1)	(1,707)

Net realized gain on written options (Notes 1 and 3)	172,194

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	1,382

Net unrealized depreciation of investments, futures contracts and short sales during the period	(473,496)

Net gain on investments	2,099,491

Net increase in net assets resulting from operations	$2,698,866

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE IN NET ASSETS		For the period
		5/18/09
		(commencement
	Six months	of operations)
	ended 10/31/10*	to 4/30/10

Operations:
Net investment income	$599,375	$1,362,262

Net realized gain on investments and foreign currency transactions	2,571,605	3,153,452

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(472,114)	15,401,752

Net increase in net assets resulting from operations	2,698,866	19,917,466

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(532,212)	(368,303)

Class B	(8,259)	(6,279)

Class C	(125,553)	(51,490)

Class M	(6,897)	(1,515)

Class R	(467)	(159)

Class Y	(872,664)	(648,540)

Net realized short-term gain on investments

Class A	—	(625,965)

Class B	—	(17,303)

Class C	—	(107,269)

Class M	—	(2,248)

Class R	—	(331)

Class Y	—	(811,191)

Redemption fees (Note 1)	8,978	819

Increase from capital share transactions (Note 4)	49,828,228	102,324,117

Total increase in net assets	50,990,020	119,601,809

NET ASSETS

Beginning of period (Note 6)	127,601,809	8,000,000

End of period (including distributions in excess of net investment income of $614,975 and undistributed net investment income
of $331,702, respectively)	$178,591,829	$127,601,809

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

													Ratio
													of expenses
													to average
													net assets	Ratio
	Net asset		Net realized									Ratio	excluding	of net investment
	value,		and unrealized	Total from	From	From				Total return	Net assets,	of expenses	dividend and	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	Total	Redemption	Net asset value,	at net asset	end of period	to average	interest expense	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees [b]	end of period	value (%) [c]	(in thousands)	net assets (%) [d,e]	(%) [d]	net assets (%)	turnover (%)

Class A
October 31, 2010**	$20.41	.08	.04	.12	(.21)	—	(.21)	—	$20.32	.63 *	$61,399	.70*	.68*	.41*	62.15*
April 30, 2010†	15.00	.49	5.69	6.18	(.28)	(.49)	(.77)	—	20.41	41.85 *	38,147	1.42*[f]	1.40*[f]	2.70*[f]	84.10*

Class B
October 31, 2010**	$20.36	.01	.04	.05	(.14)	—	(.14)	—	$20.27	.28 *	$1,317	1.08*	1.06*	.03*	62.15*
April 30, 2010†	15.00	.39	5.64	6.03	(.18)	(.49)	(.67)	—	20.36	40.81 *	931	2.13*[f]	2.11*[f]	2.16*[f]	84.10*

Class C
October 31, 2010**	$20.32	.01	.05	.06	(.15)	—	(.15)	—	$20.23	.32 *	$21,805	1.08*	1.06*	.03*	62.15*
April 30, 2010†	15.00	.32	5.71	6.03	(.22)	(.49)	(.71)	—	20.32	40.79 *	11,497	2.13*[f]	2.11*[f]	1.72*[f]	84.10*

Class M
October 31, 2010**	$20.36	.03	.05	.08	(.18)	—	(.18)	—	$20.26	.42 *	$954	.96*	.94*	.14*	62.15*
April 30, 2010†	15.00	.35	5.73	6.08	(.23)	(.49)	(.72)	—	20.36	41.13 *	300	1.89*[f]	1.87*[f]	1.88*[f]	84.10*

Class R
October 31, 2010**	$20.40	.05	.05	.10	(.19)	—	(.19)	—	$20.31	.55 *	$51	.83*	.81*	.26*	62.15*
April 30, 2010†	15.00	.45	5.67	6.12	(.23)	(.49)	(.72)	—	20.40	41.46 *	14	1.65*[f]	1.63*[f]	2.57*[f]	84.10*

Class Y
October 31, 2010**	$20.42	.10	.05	.15	(.23)	—	(.23)	—	$20.34	.79 *	$93,066	.58*	.56*	.54*	62.15*
April 30, 2010†	15.00	.49	5.73	6.22	(.31)	(.49)	(.80)	—	20.42	42.16 *	76,712	1.18*[f]	1.16*[f]	2.61*[f]	84.10*

* Not annualized.

** Unaudited.

† For the period May 18, 2009 (commencement of operations) to April 30, 2010.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Includes dividend and interest expense in connection with securities sold short, which amounted to the following amounts as a percentage of average net assets (Note 1):

Percentage of
average net assets

October 31, 2010	0.02%

April 30, 2010	0.02

f Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

April 30, 2010	0.29%

The accompanying notes are an integral part of these financial statements.

32	33

Notes to financial statements 10/31/10 (Unaudited)

Note 1: Significant accounting policies

Putnam Capital Spectrum Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek total return by investing in a portfolio mainly consisting of equity and fixed-income securities, including bank loans, of leveraged small and midsize U.S.-based companies that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes have favorable investment potential. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 30 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from May 1, 2010 through October 31, 2010.

A) Security valuation Investments (including securities sold short, if any) for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Futures contracts The fund uses futures contracts to manage exposure to market risk. The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the reporting period, the transaction volume of futures contracts was minimal.

F) Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own and to generate additional income for the portfolio. The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the reporting period, the transaction volume of purchased options contracts was minimal. See Note 3 for the volume of written options contracts activity for the reporting period.

G) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on derivative contracts subject to the Master Agreements.

H) Short sale of securities The fund may engage in short sales of securities to realize appreciation when a security that the fund does not own declines in value. A short sale is a transaction in which the fund sells a security it does not own to a third party by borrowing the security in anticipation of purchasing the same security at the market price on a later date to close out the borrow and thus the short position. The price the fund pays at the later date may be more or less than the price at which the fund sold the security. If the price of the security sold short increases between the short sale and when the fund closes out the short sale, the fund will incur a loss, which is theoretically unlimited. The fund will realize a gain, which is limited to the price at which the fund sold the security short, if the security declines in value between those dates. Dividends on securities sold short are recorded as dividend expense in the Statement of operations. While the short position is open, the fund will post cash or liquid assets at least equal in value to the market value of the securities sold short. The fund will also post collateral representing an additional 2%-5% of the market value of the securities sold short. This additional collateral will be in the form of a loan from the custodian. All collateral is marked-to-market daily. The fund may also be required to pledge on the books of the fund additional assets for the benefit of the security and cash lender. The fund is subject to risk of loss if the lender of the security were to fail to perform its obligations under the contract. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Short positions, if any, are reported at value and listed after the funds portfolio.

I) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Effective August 2010, cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management and is valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $9,335,305 and the fund received cash collateral of $9,549,625.

J) Interfund lending Effective July 2010, the fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

K) Line of credit Effective July 2010, the fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

L) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. The fund’s federal tax returns for the prior period remains subject to examination by the Internal Revenue Service.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending April 30, 2011 $19,406 of losses recognized during the period November 1, 2009 to April 30, 2010.

The aggregate identified cost on a tax basis is $170,918,562, resulting in gross unrealized appreciation and depreciation of $17,646,222 and $2,625,329, respectively, or net unrealized appreciation of $15,020,893.

M) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

N) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

O) Offering costs The offering costs of $116,223 have been fully amortized on a straight-line basis over a twelvemonth period as of May 18, 2010. As of the close of the reporting period, the fund has reimbursed Putnam Management for the payment of these expenses.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.880% of the first $5 billion, 0.830% of the next $5 billion, 0.780% of the next $10 billion, 0.730% of the next $10 billion, 0.680% of the next $50 billion, 0.660% of the next $50 billion, 0.650% of the next $100 billion and 0.645% of any excess thereafter.

Commencing with the fund’s thirteenth whole calendar month of operation (June 2010), the applicable base fee was increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of a 50/50 blend (balanced daily) of the S&P 500 Index and JPMorgan Developed High Yield Index over the performance period. The maximum annualized performance adjustment rate is +/–0.32%. The performance period is the thirty-six month period then ended or, if the fund has not then operated for thirty-six whole calendar months, the period from the date the fund commenced operations to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

For the reporting period ended, the base fee represented an effective rate of 0.37% of the fund’s average net assets before an increase of $113 (less than 0.01% of the fund’s average net assets) based on performance.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through August 30, 2011, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, extraordinary expenses, expense offset and brokerage/service arrangements and payments under the fund’s investment management and distribution plans) would exceed an annual rate of 0.45% of the fund’s average net assets. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management has also contractually agreed, through August 30, 2011, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL.

Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $1,829 under the expense offset arrangements and by $4,656 under the brokerage/ service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $113, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $29,346 and $2,513 from the sale of class A and class M shares, respectively, and received no monies and $2,301 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $9,499 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $123,759,287 and $69,865,774, respectively. These figures include the cost of purchases to cover securities sold short and proceeds from sales of securities sold short of $9,711,399 and $10,063,474, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Contract amounts	Premiums received

Written options outstanding
at beginning of the reporting period	—	$—

Options opened	3,311,428	1,589,485
Options exercised	—	—
Options expired	—	—
Options closed	(3,311,428)	(1,589,485)

Written options outstanding
at end of the reporting period	—	$—

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized.

Transactions in capital shares were as follows:

			For the period 5/18/09
			(commencement of operations)
	Six months ended 10/31/10		to 4/30/10

Class A	Shares	Amount	Shares	Amount

Shares sold	1,645,679	$31,940,306	2,028,203	$37,171,573

Shares issued in connection with
reinvestment of distributions	23,503	452,780	52,123	957,295

	1,669,182	32,393,086	2,080,326	38,128,868

Shares repurchased	(517,068)	(9,804,961)	(741,071)	(14,582,923)

Net increase	1,152,114	$22,588,125	1,339,255	$23,545,945

			For the period 5/18/09
			(commencement of operations)
	Six months ended 10/31/10		to 4/30/10

Class B	Shares	Amount	Shares	Amount

Shares sold	26,637	$513,166	54,426	$917,344

Shares issued in connection with
reinvestment of distributions	413	7,934	1,151	21,055

	27,050	521,100	55,577	938,399

Shares repurchased	(7,803)	(149,183)	(10,522)	(190,345)

Net increase	19,247	$371,917	45,055	$748,054

			For the period 5/18/09
			(commencement of operations)
	Six months ended 10/31/10		to 4/30/10

Class C	Shares	Amount	Shares	Amount

Shares sold	562,981	$10,854,962	581,107	$10,803,577

Shares issued in connection with
reinvestment of distributions	4,603	88,299	7,981	146,513

	567,584	10,943,261	589,088	10,950,090

Shares repurchased	(55,168)	(1,051,382)	(24,068)	(456,482)

Net increase	512,416	$9,891,879	565,020	$10,493,608

			For the period 5/18/09
			(commencement of operations)
	Six months ended 10/31/10		to 4/30/10

Class M	Shares	Amount	Shares	Amount

Shares sold	37,086	$720,507	13,879	$260,184

Shares issued in connection with
reinvestment of distributions	359	6,897	203	3,763

	37,445	727,404	14,082	263,947

Shares repurchased	(5,126)	(96,572)	—	—

Net increase	32,319	$630,832	14,082	$263,947

			For the period 5/18/09
			(commencement of operations)
	Six months ended 10/31/10		to 4/30/10

Class R	Shares	Amount	Shares	Amount

Shares sold	1,771	$33,811	14	$276

Shares issued in connection with
reinvestment of distributions	24	467	27	490

	1,795	34,278	41	766

Shares repurchased	(1)	(18)	—	—

Net increase	1,794	$34,260	41	$766

			For the period 5/18/09
			(commencement of operations)
	Six months ended 10/31/10		to 4/30/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	3,250,235	$62,852,389	4,106,847	$73,818,882

Shares issued in connection with
reinvestment of distributions	40,615	782,779	77,454	1,431,361

	3,290,850	63,635,168	4,184,301	75,250,243

Shares repurchased	(2,471,372)	(47,323,953)	(428,354)	(7,978,446)

Net increase	819,478	$16,311,215	3,755,947	$67,271,797

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

		Percentage of
	Shares	ownership	Value

Class A	24,707	0.82%	$502,046

Class M	700	1.49	14,182

Class R	700	27.98	14,217

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Payables, Net assets —
Interest rate			Unrealized appreciation/
contracts	Receivables	$—	(depreciation)	$4,706*

Total		$—		$4,706

* Includes cumulative appreciation/depreciation of futures contracts as reported in The fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Options	Total

Equity contracts	$(357,634)	$(357,634)

Total	$(357,634)	$(357,634)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Total

Interest rate contracts	$(4,706)	$(4,706)

Total	$(4,706)	$(4,706)

Note 6: Initial capitalization and offering of shares

The fund was established as a series of the Trust on May 18, 2009. Prior to May 18, 2009, the fund had no operations other than those related to organizational matters, including as noted below, the initial capital contributions by Putnam Investments, LLC and issuance of shares:

	Capital contribution	Shares issued

Class A	$7,950,000	530,000

Class B	10,000	667

Class C	10,000	667

Class M	10,000	667

Class R	10,000	667

Class Y	10,000	667

Note 7: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $7,895 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $74,066,277 and $74,860,188, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 8: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 9: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 10: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Charles B. Curtis	Robert R. Leveille
Putnam Investment	Robert J. Darretta	Vice President and
Management, LLC	Myra R. Drucker	Chief Compliance Officer
One Post Office Square	Paul L. Joskow
Boston, MA 02109	Kenneth R. Leibler	Mark C. Trenchard
	Robert E. Patterson	Vice President and
Investment Sub-Manager	George Putnam, III	BSA Compliance Officer
Putnam Investments Limited	Robert L. Reynolds
57–59 St James’s Street	W. Thomas Stephens	Francis J. McNamara, III
London, England SW1A 1LD	Richard B. Worley	Vice President and
Chief Legal Officer
Investment Sub-Advisor	Officers
The Putnam Advisory	Robert L. Reynolds	James P. Pappas
Company, LLC	President	Vice President
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz	Judith Cohen
	Executive Vice President,	Vice President, Clerk and
Marketing Services	Principal Executive	Assistant Treasurer
Putnam Retail Management	Officer, Treasurer and
One Post Office Square	Compliance Liaison	Michael Higgins
Boston, MA 02109		Vice President, Senior Associate
	Steven D. Krichmar	Treasurer and Assistant Clerk
Custodian	Vice President and
State Street Bank	Principal Financial Officer	Nancy E. Florek
and Trust Company		Vice President, Assistant Clerk,
	Janet C. Smith	Assistant Treasurer and
Legal Counsel	Vice President, Assistant	Proxy Manager
Ropes & Gray LLP	Treasurer and Principal
	Accounting Officer	Susan G. Malloy
Trustees		Vice President and
John A. Hill, Chairman	Beth S. Mazor	Assistant Treasurer
Jameson A. Baxter,	Vice President
Vice Chairman
Ravi Akhoury
Barbara M. Baumann

This report is for the information of shareholders of Putnam Capital Spectrum Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

SA105 264502 12/10

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: December 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: December 29, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: December 29, 2010

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: April 30, 2011

Date of reporting period: May 1, 2010 — October 31, 2010

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PYSAX

Putnam Equity Spectrum Fund

Semiannual report
10|31|10

A world of investing.™

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Equity Spectrum
Fund

Semiannual report
10 | 31 | 10

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	11

Terms and definitions	13

Trustee approval of management contract	14

Other information for shareholders	18

Financial statements	19

Message from the Trustees

Dear Fellow Shareholder:

Stock markets around the world rallied strongly over the past few months, riding a rising tide of strengthening investor confidence and slowly improving economic and corporate data. Indeed, U.S. stocks delivered their best September in 71 years, and continued to add to those gains in October. Bond markets also have generated positive results for much of 2010 and continue to be a source of refuge for risk-averse investors.

It is important to recognize, however, that we may see periods of heightened market volatility as markets and economies seek more solid ground. The slow pace of the U.S. economic recovery and ongoing European sovereign debt concerns have made markets more susceptible to disappointing news. We believe, however, that Putnam’s research-intensive, actively managed investment approach is well suited for this environment.

In developments affecting oversight of your fund, Barbara M. Baumann has been elected to the Board of Trustees of the Putnam Funds, effective July 1, 2010. Ms. Baumann is president and owner of Cross Creek Energy Corporation of Denver, Colorado, a strategic consultant to domestic energy firms and direct investor in energy assets. We also want to thank Elizabeth T. Kennan, who has retired from the Board of Trustees, for her many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Putnam Equity Spectrum Fund

Sometimes, compelling investment opportunities are presented by more complex securities that require deep expertise and a unique set of analytical skills. Putnam Equity Spectrum Fund invests in the stocks of leveraged companies — those that use debt as a tool to improve their business performance. Investing in leveraged companies is a specialized niche, requiring considerable knowledge to understand the intricacies of capital structures and balance sheets.

A new dimension

Leveraged-company stocks can add a new dimension to most investment portfolios because they offer different performance characteristics than the broad stock market. Putnam Equity Spectrum Fund targets opportunities in leveraged companies by combining active management and rigorous fundamental research to seek long-term capital appreciation for investors.

Types of leveraged companies

• Capital-intensive businesses, such as telecommunications companies that borrow money to build and maintain network infrastructure

• “Rising stars,” or early-stage growth companies, that use borrowing to finance their operations while they develop new products and a customer base

• “Fallen angels,” which are companies that had been in stronger capital positions but have become more heavily dependent on debt

• Special situation companies that use debt as part of a restructuring, or as part of a merger, acquisition, or privatization

Consider these risks before investing: The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. Funds that invest in securities of leveraged companies involve the risk that the securities of leveraged companies will be more sensitive to issuer, political, market, and economic developments than the market as a whole and the securities of other types of companies. Investments in securities of leveraged companies are likely to be more volatile than investments in companies that are not leveraged. The fund may focus its investments in types of securities that underperform relative to, or are more volatile than, other types of securities. A fund that engages in short sales of securities may incur losses if the securities appreciate in value and may experience higher volatility due to leverage resulting from investing the proceeds of securities sold short.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10-11 for additional performance information. For a portion of the periods, the fund may have had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

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Interview with your fund’s portfolio manager

David Glancy

David, how did Putnam Equity Spectrum Fund perform during the six-month period?

Putnam Equity Spectrum Fund’s class A shares returned –1.50% at net asset value for the period, compared with 0.74% for the fund’s unmanaged benchmark — primarily the result of stock selection and excess cash in the portfolio. For the year ended October 31, the fund’s 28.91% return is ahead of the benchmark’s 16.52% return.

It has been a little more than a year since the launch of Equity Spectrum Fund. How has the environment for leveraged companies changed?

The fund was launched in May 2009, a time when capital markets were just coming out of severe crisis mode and the economy was still in recession. There was a great deal of uncertainty. Since that time, the environment for leveraged companies has improved dramatically. Although access to credit remains tight by historical standards, it has loosened materially during the past year. For companies without attractive alternatives, access to debt opens up a different set of opportunities.

At the same time, many companies across the economy have pared back debt or refinanced to improve their balance sheets. The American consumer was overlevered heading into the recession, but corporations generally weren’t. Corporate America has taken advantage of extremely low interest rates to lower the cost of debt.

The other significant change since we launched the fund is that securities prices are higher, which to my mind, demonstrates the power of leveraged-company investing. When economic conditions start to improve, the business performance of levered companies can be dramatically accelerated.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 10/31/10. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on page 13.

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What is the rationale behind the fund’s relatively large cash position?

My preference is to keep the fund’s cash weighting at roughly 15% to 20% for several reasons. Having cash on hand enables me to act quickly when I find investment opportunities. Cash also acts as a natural diversifier, because Equity Spectrum Fund has a relatively concentrated portfolio. The fund had fewer than 50 holdings as of October 31, 2010. The securities I invest in are inherently volatile due to their capital structures, and the cash position is also intended to dampen that volatility. Finally, cash in the portfolios also serves to collateralize the occasional short position.

Having said that, cash has been relatively high in recent months, due to recent additions of investor capital. This excess cash turned out to be a drag on performance during the past three months, but I expect that will change as more cash is invested.

Were there other detractors?

One position that stands out as a detractor during the most recent calendar quarter was the fund’s largest holding, DISH Network. DISH operates the DISH Network television service, which provides direct broadcast satellite subscription television services. DISH Network also offers receiver systems, including small satellite dishes, digital set-top receivers, and remote controls. Although DISH Network’s total revenues for the second quarter were above expectations at $3.17 billion [up 9% year over year], the better-than-expected revenues were overshadowed by a net subscriber loss of 19,000. Most Wall Street analysts were forecasting a gain of more than 120,000 subscribers. I continue to believe that DISH has a valuable offering of lower-cost cable television in an environment where consumers are extremely price sensitive. And the company continues to generate an extremely strong level of cash flow that is more than adequate to meet the company’s liability requirements. Other relative detractors included Louisiana-Pacific, TiVo, and Swift Energy — all positions not held by the fund’s benchmark and no longer held by the fund.

What about contributors?

Southwest Airlines added to positive performance. The company operates passenger air service to 68 cities in 35 states.

Allocations are represented as a percentage of portfolio market value. Data includes exposure achieved through various derivative instruments; however, it excludes short-term investments held as collateral for loaned securities and collateral received on certain derivative instruments, if any. These percentages may differ from allocations shown later in this report. Holdings and allocations may vary over time.

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The company also sells frequent-flyer credits and related services to companies participating in its Rapid Rewards frequent-flyer program, including car rental agencies, hotels, restaurants, and retail locations. Over the past three months, Southwest’s stock was buoyed by strong traffic numbers and higher-than-expected second-quarter profits. Net income was $112 million, or 15 cents a share, compared with $91 million, or 12 cents a share, in the same period a year ago. Revenue rose 21.1%, to $3.17 billion. Excluding costs related to the company’s fuel hedge portfolio, the company earned 29 cents a share, whereas the average Wall Street estimate was for 27 cents a share. Also, Southwest announced on September 27 that it would acquire AirTran, and the news was positively received by investors.

W.R. Grace was also a top contributor. The company is engaged in the production and sale of specialty chemicals and specialty materials on a global basis. In late July, the company announced that its second-quarter profit had more than doubled as costs fell and volume rose. The company, which today is operating under Chapter 11 bankruptcy protection, posted net income of $51 million, or 69 cents per share, compared with $19.3 million, or 26 cents per share, in the same period a year ago. Volume, or the physical amount of product sold, increased 4.5%. The company had successfully cut expenses across the board, resulting in strong performance for the stock over the past three months.

You mentioned short positions. What is your strategy there?

Shorting provides a potential edge over funds that are long-only and fully invested. Generally, I will take a short position when I believe the market or a particular security is overvalued and where there is a clear catalyst for a decline in price. Given the anemic recovery and the choppy stock market, some of our short positions have been extremely productive. However, the fund’s short positions as of October 31, 2010, amounted to less than 1% of the portfolio.

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 10/31/10. Short-term holdings are excluded. Holdings will vary over time.

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As a manager focusing on leveraged companies, what resources do you have at Putnam to support that kind of research?

One of the great advantages of managing this fund at Putnam is our tremendous fixed-income research. In 2008, for example, when the financial markets froze and access to capital became a key issue to investors, equity analysts outside of Putnam were suddenly very interested in corporate finance and liquidity. These are bread-and-butter fixed-income issues. Having Putnam’s fixed-income team as a resource was invaluable during the time the Spectrum Funds were launched, and it continues to be true today.

What is your outlook?

The U.S. economy clearly experienced a deceleration in growth in recent months. This decline understandably led to the market correction we saw in the spring and summer because profit expectations were too high, in my view. Looking forward, I’m optimistic. I don’t believe another recession is likely at this point. And with interest rates at historic lows, leveraged companies are in a good position with the ability to refinance, pay down debt, and borrow additional funds.

Thank you, David.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager David Glancy has an M.B.A. from Goizueta Business School at Emory University and a B.A. from Tulane University. He joined Putnam in 2009 and has been in the investment industry since 1987.

Allocations are represented as a percentage of the fund’s portfolio market value. Excludes short-term investments held as collateral for loaned securities. Holdings and allocations may vary over time.

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IN THE NEWS

U.S. corporate profits soared in the first nine months of 2010, despite the slow economic recovery. Earnings rose 10.5% in the first quarter and 3.0% in the second quarter, and are on track for a positive third quarter. The profit picture is remarkable because it occurred during a period of decelerating growth, with the nation’s gross domestic product slowing to 1.7% in the second quarter. There are several factors behind the rosy profit picture. The recession forced many companies to cut costs, and this year’s slow growth environment has helped further reduce wage pressure. Corporate borrowing rates are also low. Although sluggish economic growth remains a threat to profits, the consensus estimate for S&P 500 companies is for near-record earnings in 2011.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2010, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)	(5/18/09)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	54.01%	45.11%	52.30%	48.30%	52.36%	52.36%	52.84%	47.53%	53.44%	54.57%
Annual average	34.65	29.24	33.62	31.19	33.65	33.65	33.94	30.72	34.30	34.99

1 year	28.91	21.52	27.91	22.91	27.96	26.96	28.22	23.72	28.58	29.24

6 months	–1.50	–7.15	–1.86	–6.77	–1.86	–2.84	–1.77	–5.20	–1.59	–1.37

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Class B share performance does not reflect conversion to class A shares.

For a portion of the periods, the fund may have had expense limitations, without which returns would have been lower.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Comparative index returns For periods ended 10/31/10

		Lipper Mid-Cap Core Funds
	S&P 500 Index	category average*

Life of fund	33.96%	44.46%
Annual average	22.31	28.76

1 year	16.52	23.82

6 months	0.74	0.56

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, and life-of-fund periods ended 10/31/10, there were 408, 400, and 388 funds, respectively, in this Lipper category.

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Fund price and distribution information For the six-month period ended 10/31/10

	Class A		Class B	Class C	Class M		Class R	Class Y

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

4/30/10	$22.69	$24.07	$22.57	$22.57	$22.63	$23.45	$22.66	$22.72

10/31/10	22.35	23.71	22.15	22.15	22.23	23.04	22.30	22.41

The fund made no distributions during the period.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)	(5/18/09)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	47.67%	39.13%	46.11%	42.11%	46.17%	46.17%	46.65%	41.56%	47.11%	48.15%
Annual average	33.04	27.36	32.01	29.35	32.05	32.05	32.36	28.98	32.67	33.35

1 year	19.80	12.90	18.85	13.85	18.90	17.90	19.23	15.05	19.47	20.13

6 months	0.23	–5.51	–0.19	–5.18	–0.14	–1.14	0.00	–3.48	0.09	0.37

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year ended 4/30/10*†	1.53%	2.28%	2.28%	2.03%	1.78%	1.28%

Total annual operating expenses for the fiscal year
ended 4/30/10†	1.81%	2.56%	2.56%	2.31%	2.06%	1.56%

Annualized expense ratio for the six-month period
ended 10/31/10‡	1.61%	2.36%	2.36%	2.11%	1.86%	1.36%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s decision to contractually limit expenses through 8/30/11.

† Restated to reflect projected expenses under a new management contract effective 1/1/10 and a new expense arrangement.

‡ Includes 0.12% of performance fees.

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Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Equity Spectrum Fund from May 1, 2010, to October 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$8.06	$11.79	$11.79	$10.54	$9.30	$6.81

Ending value (after expenses)	$985.00	$981.40	$981.40	$982.30	$984.10	$986.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2010, use the following calculation method. To find the value of your investment on May 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$8.19	$11.98	$11.98	$10.71	$9.45	$6.92

Ending value (after expenses)	$1,017.09	$1,013.31	$1,013.31	$1,014.57	$1,015.83	$1,018.35

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

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Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2010, the Contract Committee met on a number of occasions with representatives of Putnam Management and in executive session to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 11, 2010 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2010. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing such services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in prior years.

Consideration of implementation of strategic pricing initiative

The Trustees were mindful that new management contracts had been implemented for all but a few funds at the beginning of 2010 as part of Putnam Management’s strategic pricing initiative. These new management contracts

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reflected the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds and performance fees for some funds. The Trustees had approved these new management contracts on July 10, 2009 and submitted them to shareholder meetings of the affected funds in late 2009, where the contracts were in all cases approved by overwhelming majorities of the shares voted.

Because the management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. The financial data available to the Committee reflected actual operations under the prior contracts; information was also available on a pro forma basis, adjusted to reflect the fees payable under the new management contracts. In light of the limited information available regarding operations under the new management contracts, in recommending the continuation of the new management contracts in June 2010, the Contract Committee relied to a considerable extent on its review of the financial information and analysis that formed the basis of the Board’s approval of the new management contracts on July 10, 2009.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

As in the past, the Trustees continued to focus on the competitiveness of the total expense ratio of each fund. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, both of the expense limitations applied. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, taxes, brokerage commissions and extraordinary expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 2nd quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) as of December 31, 2009 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The Trustees also considered that your fund ranked in the 1st quintile in effective management fees, on a pro forma basis adjusted to reflect

15

the impact of the strategic pricing initiative discussed above, as of December 31, 2009.

Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds have only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of actual experience.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules currently in place represented an appropriate sharing of economies of scale at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of such fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients, and did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which met on a regular basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for

16

every fund in every time period. The Trustees considered the investment performance of each fund (although not your fund, which had only a limited performance record because it had only recently commenced operations) over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during 2009. The Committee also noted the disappointing investment performance of a number of the funds for periods ended December 31, 2009 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve performance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered information about the fund’s performance relative to its benchmark for the period measuring from its inception on May 18, 2009 through December 31, 2009. The fund’s class A share net return exceeded the benchmark return over the life-of-fund period ended December 31, 2009. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policies commencing in 2010, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

17

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2010, Putnam employees had approximately $324,000,000 and the Trustees had approximately $68,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

18

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

19

The fund’s portfolio 10/31/10 (Unaudited)

COMMON STOCKS (76.6%)*	Shares	Value

Aerospace and defense (1.7%)
L-3 Communications Holdings, Inc.	33,300	$2,403,927

		2,403,927
Airlines (11.6%)
Southwest Airlines Co.	561,776	7,730,038

United Continental Holdings, Inc. † S	283,200	8,224,128

		15,954,166
Banking (5.6%)
BB&T Corp.	49,700	1,163,477

Citigroup, Inc. †	848,900	3,539,913

JPMorgan Chase & Co.	45,300	1,704,639

Synovus Financial Corp.	486,300	1,050,408

Wells Fargo & Co.	12,670	330,434

		7,788,871
Biotechnology (1.9%)
Sequenom, Inc. † S	423,700	2,690,495

		2,690,495
Broadcasting (19.6%)
DISH Network Corp. Class A	700,900	13,919,874

EchoStar Corp. Class A †	602,330	12,769,396

LodgeNet Interactive Corp. † S	160,066	408,168

		27,097,438
Chemicals (7.1%)
OM Group, Inc. †	64,700	2,152,569

Rhodia SA (France)	127,975	3,551,346

W.R. Grace & Co. †	130,000	4,167,800

		9,871,715
Coal (0.8%)
James River Coal Co. †	62,400	1,080,144

		1,080,144
Commercial and consumer services (0.8%)
Orbitz Worldwide, Inc. †	163,100	1,109,080

		1,109,080
Communications equipment (1.2%)
Harris Corp.	36,100	1,631,359

		1,631,359
Consumer finance (1.3%)
Capital One Financial Corp.	46,400	1,729,328

		1,729,328
Electric utilities (0.4%)
AES Corp. (The) †	43,300	517,002

		517,002
Financial (3.6%)
AerCap Holdings NV (Netherlands) †	195,600	2,525,196

NewStar Financial, Inc. †	327,179	2,489,832

		5,015,028
Gaming and lottery (0.9%)
Lakes Entertainment, Inc. †	426,500	998,010

Pinnacle Entertainment, Inc. †	19,263	246,566

		1,244,576
Health-care services (1.4%)
Lincare Holdings, Inc.	75,400	1,976,988

		1,976,988

20

COMMON STOCKS (76.6%)* cont.	Shares	Value

Household furniture and appliances (1.1%)
Select Comfort Corp. †	177,517	$1,475,166

		1,475,166
Industrial (0.4%)
China Ming Yang Wind Power Group, Ltd. ADS (China) †	43,143	506,930

		506,930
Medical technology (1.8%)
Alliance HealthCare Services, Inc. †	153,900	606,366

STAAR Surgical Co. †	345,300	1,819,731

		2,426,097
Oil and gas (10.1%)
Chesapeake Energy Corp.	160,100	3,474,170

Petrohawk Energy Corp. †	224,700	3,822,149

Pioneer Natural Resources Co.	43,400	3,029,320

Rosetta Resources, Inc. † S	154,400	3,691,704

		14,017,343
Pharmaceuticals (0.9%)
Biospecifics Technologies Corp. † S	45,500	1,251,250

		1,251,250
Restaurants (3.2%)
AFC Enterprises †	119,400	1,517,574

Domino’s Pizza, Inc. †	110,900	1,645,756

Famous Dave’s of America, Inc. †	132,200	1,261,188

		4,424,518
Retail (1.2%)
Talbots, Inc. (The) †	168,100	1,644,018

		1,644,018

Total common stocks (cost $94,967,249)		$105,855,439

INVESTMENT COMPANIES (4.5%)*	Shares	Value

SPDR S&P 500 ETF Trust	52,125	$6,178,376

Total investment companies (cost $5,942,042)		$6,178,376

PREFERRED STOCKS (0.4%)*	Shares	Value

Strategic Hotels & Resorts Ser. A, $2.13 cum. pfd. R	21,890	$526,673

Total preferred stocks (cost $526,236)		$526,673

SHORT-TERM INVESTMENTS (24.7%)*	Principal amount/shares	Value

U.S. Treasury Bills for effective yields from 0.27%
to 0.29%, December 16, 2010 ###	$3,221,000	$3,219,856

U.S. Treasury Bills for effective yields from 0.23%
to 0.24%, June 2, 2011 ###	7,427,000	7,415,154

U.S. Treasury Bills for an effective yield of 0.24%,
November 18, 2010 ###	119,000	118,986

U.S. Treasury Bills for effective yields from 0.19%
to 0.28%, March 10, 2011 ###	4,800,000	4,797,552

Putnam Cash Collateral Pool, LLC 0.21% [d]	11,615,200	11,615,200

Putnam Money Market Liquidity Fund 0.16% [e]	6,992,421	6,992,421

Total short-term investments (cost $34,158,526)		$34,159,169

TOTAL INVESTMENTS

Total investments (cost $135,594,053)		$146,719,657

21

Key to holding’s abbreviations

ADS	American Depository Shares
ETF	Exchange Traded Fund
SPDR	S&P 500 Index Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2010 through October 31, 2010 (the reporting period).

* Percentages indicated are based on net assets of $138,189,761.

† Non-income-producing security.

### These securities, in part or in entirety, were segregated for securities sold short at the close of the reporting period.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 7 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $764,909 to cover securities sold short.

ADS after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

Securities sold short at 10/31/10 (Unaudited)

COMMON STOCKS (0.6%)*	Shares	Value

Food (0.4%)
Sara Lee Corp.	37,300	$534,509

		534,509
Restaurants (0.2%)
Texas Roadhouse, Inc. Class A †	15,000	230,400

		230,400

Total securities sold short (proceeds $687,807)		$764,909

22

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$9,871,715	$—	$—

Capital goods	2,910,857	—	—

Consumer cyclicals	32,570,278	—	—

Consumer staples	4,424,518	—	—

Energy	15,097,487	—	—

Financials	14,533,227	—	—

Health care	8,344,830	—	—

Technology	1,631,359	—	—

Transportation	15,954,166	—	—

Utilities and power	517,002	—	—

Total common stocks	105,855,439	—	—

Investment Companies	6,178,376	—	—

Preferred stocks	526,673	—	—

Short-term investments	6,992,421	27,166,748	—

Totals by level	$119,552,909	$27,166,748	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Securities sold short	$(764,909)	$—	$—

Totals by level	$(764,909)	$—	$—

The accompanying notes are an integral part of these financial statements.

23

Statement of assets and liabilities 10/31/10 (Unaudited)

ASSETS

Investment in securities, at value, including $11,332,526 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $116,986,432)	$128,112,036
Affiliated issuers (identified cost $18,607,621) (Notes 1 and 7)	18,607,621

Dividends, interest and other receivables	10,778

Receivable for shares of the fund sold	3,051,974

Receivable for investments sold	956,407

Receivable for short sales margin (Note 1)	853

Collateral on short sales (Note 1)	1,172,125

Total assets	151,911,794

LIABILITIES

Payable to custodian	13,887

Payable for investments purchased	902,476

Payable for shares of the fund repurchased	71,532

Payable for compensation of Manager (Note 2)	92,270

Payable for investor servicing fees (Note 2)	37,328

Payable for custodian fees (Note 2)	6,615

Payable for administrative services (Note 2)	429

Payable for distribution fees (Note 2)	19,448

Payable for offering costs (Note 1)	113,203

Payable for loan financing (Note 1)	28,682

Interest payable for short sales (Note 1)	6,137

Securities sold short, at value (proceeds receivable $687,807) (Note 1)	764,909

Collateral on securities loaned, at value (Note 1)	11,615,200

Other accrued expenses	49,917

Total liabilities	13,722,033

Net assets	$138,189,761

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$125,958,916

Net investment loss (Note 1)	(633,646)

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	1,815,989

Net unrealized appreciation of investments	11,048,502

Total — Representing net assets applicable to capital shares outstanding	$138,189,761

(Continued on next page)

24

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($59,819,999 divided by 2,676,972 shares)	$22.35

Offering price per class A share (100/94.25 of $22.35)*	$23.71

Net asset value and offering price per class B share ($1,595,278 divided by 72,016 shares)**	$22.15

Net asset value and offering price per class C share ($7,666,717 divided by 346,185 shares)**	$22.15

Net asset value and redemption price per class M share ($292,331 divided by 13,150 shares)	$22.23

Offering price per class M share (100/96.50 of $22.23)*	$23.04

Net asset value, offering price and redemption price per class R share
($145,814 divided by 6,540 shares)	$22.30

Net asset value, offering price and redemption price per class Y share
($68,669,622 divided by 3,064,884 shares)	$22.41

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

25

Statement of operations Six months ended 10/31/10 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $2,680)	$93,645

Interest (including interest income of $8,284 from investments in affiliated issuers) (Note 7)	27,188

Securities lending (including interest income of $6,009 from investments in affiliated issuers) (Note 1)	15,365

Total investment income	136,198

EXPENSES

Compensation of Manager (Note 2)	430,849

Investor servicing fees (Note 2)	180,810

Custodian fees (Note 2)	6,090

Trustee compensation and expenses (Note 2)	2,619

Administrative services (Note 2)	1,835

Dividend expense for short sales (Note 1)	16,352

Interest expense for short sales (Note 1)	5,346

Distribution fees — Class A (Note 2)	57,733

Distribution fees — Class B (Note 2)	6,221

Distribution fees — Class C (Note 2)	27,218

Distribution fees — Class M (Note 2)	877

Distribution fees — Class R (Note 2)	247

Amortization of offering costs (Note 1)	5,405

Other	51,573

Fees waived and reimbursed by Manager (Note 2)	(22,602)

Total expenses	770,573

Expense reduction (Note 2)	(240)

Net expenses	770,333

Net investment loss	(634,135)

Net realized gain on investments (Notes 1 and 3)	424,913

Net realized gain on foreign currency transactions (Note 1)	5,307

Net realized gain on written options (Notes 1 and 3)	129,901

Net realized gain on short sales (Notes 1 and 3)	452,589

Net unrealized appreciation of investments and short sales during the period	2,829,647

Net gain on investments	3,842,357

Net increase in net assets resulting from operations	$3,208,222

The accompanying notes are an integral part of these financial statements.

26

Statement of changes in net assets

INCREASE IN NET ASSETS		For the period 5/18/09
	Six months	(commencement
	ended	of operations)
	10/31/10*	to 4/30/10

Operations:
Net investment loss	$(634,135)	$(80,265)

Net realized gain on investments and foreign currency transactions	1,012,710	1,629,589

Net unrealized appreciation of investments	2,829,647	8,218,855

Net increase in net assets resulting from operations	3,208,222	9,768,179

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	—	(33,821)

Class C	—	(398)

Class R	—	(11)

Class Y	—	(19,259)

Net realized short-term gain on investments

Class A	—	(459,938)

Class B	—	(18,971)

Class C	—	(30,454)

Class M	—	(944)

Class R	—	(433)

Class Y	—	(181,327)

Redemption fees (Note 1)	13,476	2,618

Increase from capital share transactions (Note 4)	77,697,220	44,245,602

Total increase in net assets	80,918,918	53,270,843

NET ASSETS

Beginning of period (Note 6)	57,270,843	4,000,000

End of period (including net investment loss of $633,646 and
undistributed net investment income of $489, respectively)	$138,189,761	$57,270,843

* Unaudited

The accompanying notes are an integral part of these financial statements.

27

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

													Ratio
													of expenses
													to average
													net assets	Ratio
	Net asset		Net realized									Ratio	excluding	of net investment
	value,		and unrealized	Total from	From	From				Total return	Net assets,	of expenses	interest and	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	Total	Redemption	Net asset value,	at net asset	end of period	to average	dividend	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees [b]	end of period	value (%) [c]	(in thousands)	net assets (%) [d,e,f]	expense (%) [d,e]	net assets (%) [d]	turnover (%)

Class A
October 31, 2010**	$22.69	(.14)	(.20)	(.34)	—	—	—	—	$22.35	(1.50)*	$59,820	.81*	.79*	(.67)*	47.18*
April 30, 2010†	15.00	(.07) [g]	8.42	8.35	(.05)	(.61)	(.66)	—	22.69	56.35*	35,607	1.45*	1.40*	(.36)*[g]	81.60*

Class B
October 31, 2010**	$22.57	(.22)	(.20)	(.42)	—	—	—	—	$22.15	(1.86)*	$1,595	1.19*	1.17*	(1.05)*	47.18*
April 30, 2010†	15.00	(.20) [g]	8.38	8.18	—	(.61)	(.61)	—	22.57	55.19*	897	2.17*	2.12*	(1.05)*[g]	81.60*

Class C
October 31, 2010**	$22.57	(.22)	(.20)	(.42)	—	—	—	—	$22.15	(1.86)*	$7,667	1.19*	1.17*	(1.05)*	47.18*
April 30, 2010†	15.00	(.26) [g]	8.45	8.19	(.01)	(.61)	(.62)	—	22.57	55.25*	3,094	2.17*	2.12*	(1.29)*[g]	81.60*

Class M
October 31, 2010**	$22.63	(.19)	(.21)	(.40)	—	—	—	—	$22.23	(1.77)*	$292	1.06*	1.04*	(.92)*	47.18*
April 30, 2010†	15.00	(.23) [g]	8.47	8.24	—	(.61)	(.61)	—	22.63	55.59*	215	1.93*	1.88*	(1.14)*[g]	81.60*

Class R
October 31, 2010**	$22.66	(.17)	(.19)	(.36)	—	—	—	—	$22.30	(1.59)*	$146	.94*	.92*	(.80)*	47.18*
April 30, 2010†	15.00	(.20) [g]	8.49	8.29	(.02)	(.61)	(.63)	—	22.66	55.92*	85	1.69*	1.64*	(1.02)*[g]	81.60*

Class Y
October 31, 2010**	$22.72	(.12)	(.19)	(.31)	—	—	—	—	$22.41	(1.37)*	$68,670	.68*	.66*	(.55)*	47.18*
April 30, 2010†	15.00	(.04) [g]	8.44	8.40	(.07)	(.61)	(.68)	—	22.72	56.71*	17,373	1.21*	1.16*	(.22)*[g]	81.60*

* Not annualized.

** Unaudited.

† For the period May 18, 2009 (commencement of operations) to April 30, 2010.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

October 31, 2010	0.02%

April 30, 2010	0.91

e Includes amounts paid through expense offset arrangements (Note 2).

f Includes dividend and interest expense in connection with securities sold short, which amounted to the following amounts (Note 1):

Percentage of
average net assets

October 31, 2010	0.02%

April 30, 2010	0.05

g Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.15	$0.77

Class B	0.15	0.80

Class C	0.11	0.56

Class M	0.09	0.45

Class R	0.06	0.31

Class Y	0.14	0.68

The accompanying notes are an integral part of these financial statements.

28	29

Notes to financial statements 10/31/10 (Unaudited)

Note 1: Significant accounting policies

Putnam Equity Spectrum Fund (the fund) is a non-diversified series of Putnam Funds Trust (the trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing in a portfolio mainly consisting of equity securities of leveraged companies that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes have favorable investment potential.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 30 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from May 1, 2010 through October 31, 2010.

A) Security valuation Investments (including securities sold short, if any) for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

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To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own and generate additional income for the portfolio. The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. For the reporting period, the transaction volume of purchased options contracts was minimal. Written

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option contracts outstanding at period end, if any, are listed after the fund’s portfolio. See Note 3 for the volume of written options contracts activity for the reporting period.

F) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on derivative contracts subject to the Master Agreements.

G) Short sale of securities The fund may engage in short sales of securities to realize appreciation when a security that the fund does not own declines in value. A short sale is a transaction in which the fund sells a security it does not own to a third party by borrowing the security in anticipation of purchasing the same security at the market price on a later date to close out the borrow and thus the short position. The price the fund pays at the later date may be more or less than the price at which the fund sold the security. If the price of the security sold short increases between the short sale and when the fund closes out the short sale, the fund will incur a loss, which is theoretically unlimited. The fund will realize a gain, which is limited to the price at which the fund sold the security short, if the security declines in value between those dates. Dividends on securities sold short are recorded as dividend expense in the Statement of operations. While the short position is open, the fund will post cash or liquid assets at least equal in value to the market value of the securities sold short. The fund will also post collateral representing an additional 2%-5% of the market value of the securities sold short. This additional collateral will be in the form of a loan from the custodian. All collateral is marked-to-market daily. The fund may also be required to pledge on the books of the fund additional assets for the benefit of the security and cash lender. The fund is subject to risk of loss if the lender of the security were to fail to perform its obligations under the contract. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Short positions, if any, are reported at value and listed after the fund’s portfolio.

H) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Effective August 2010, cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management and is valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $11,332,526 and the fund received cash collateral of $11,615,200.

I) Interfund lending Effective July 2010, the fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

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J) Line of credit Effective July 2010, the fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

K) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. The fund’s federal tax return for the prior period remains subject to examination by the Internal Revenue Service.

The aggregate identified cost on a tax basis is $135,593,564, resulting in gross unrealized appreciation and depreciation of $13,493,150 and $2,367,057, respectively, or net unrealized appreciation of $11,126,093.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending $6,621 of losses recognized during the period November 1, 2009 to April 30, 2010.

L) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

M) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

N) Offering costs The offering costs of $116,052 have been fully amortized on a straight-line basis over a twelve-month period as of May 18, 2010. As of the close of the reporting period, the fund has reimbursed Putnam Management for the payment of these expenses.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.880% of the first $5 billion, 0.830% of the next $5 billion, 0.780% of the next $10 billion, 0.730% of the next $10 billion, 0.680% of the next $50 billion, 0.660% of the next $50 billion, 0.650% of the next $100 billion, and 0.645% of any excess thereafter.

Commencing with the fund’s thirteenth whole calendar month of operation (June 2010), the applicable base fee is increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the S&P 500 Index over the performance period. The maximum annualized performance adjustment rate is +/–0.40%. The performance period is the thirty-six month period then ended or, if the fund has not then operated for thirty-six whole calendar months, the period from the date the fund commenced

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operations to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

For the reporting period ended, the base fee represented an effective rate of 0.37% of the fund’s average net assets before an increase of $64,184 (0.06% of the fund’s average net assets) based on performance.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through August 30, 2011, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, extraordinary expenses, expense offset and brokerage/service arrangements and payments under the fund’s investment management and distribution plans) would exceed an annual rate of 0.45% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $22,602 as a result of this limit.

Putnam Management has also contractually agreed, through August 30, 2011, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $240 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $84, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for

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the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $18,888 and $364 from the sale of class A and class M shares, respectively, and received $949 and $1,787 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $103,857,219 and $33,563,232, respectively. These figures include the cost of purchases to cover securities sold short and proceeds from sales of securities sold short of $6,313,455 and $6,674,381, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Contract amounts	Premiums received

Written options outstanding at the
beginning of the reporting period	—	$—

Options opened	2,498,095	1,199,086

Options closed	(2,498,095)	(1,199,086)

Written options outstanding at the
end of the reporting period	—	$—

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

			For the period 5/18/09
			(commencement of operations)
	Six months ended 10/31/10		to 4/30/10

Class A	Shares	Amount	Shares	Amount

Shares sold	1,722,391	$36,431,186	1,767,603	$35,364,994

Shares issued in connection with
reinvestment of distributions	—	—	24,617	481,266

	1,722,391	36,431,186	1,792,220	35,846,260

Shares repurchased	(615,026)	(12,729,929)	(485,946)	(10,214,143)

Net increase	1,107,365	$23,701,257	1,306,274	$25,632,117

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			For the period 5/18/09
			(commencement of operations)
	Six months ended 10/31/10		to 4/30/10

Class B	Shares	Amount	Shares	Amount

Shares sold	40,851	$843,574	50,293	$866,845

Shares issued in connection with
reinvestment of distributions	—	—	972	18,971

	40,851	843,574	51,265	885,816

Shares repurchased	(8,568)	(179,165)	(12,199)	(229,407)

Net increase	32,283	$664,409	39,066	$656,409

			For the period 5/18/09
			(commencement of operations)
	Six months ended 10/31/10		to 4/30/10

Class C	Shares	Amount	Shares	Amount

Shares sold	246,339	$5,152,467	145,898	$2,857,306

Shares issued in connection with
reinvestment of distributions	—	—	1,487	28,998

	246,339	5,152,467	147,385	2,886,304

Shares repurchased	(37,250)	(778,056)	(10,956)	(185,795)

Net increase	209,089	$4,374,411	136,429	$2,700,509

			For the period 5/18/09
			(commencement of operations)
	Six months ended 10/31/10		to 4/30/10

Class M	Shares	Amount	Shares	Amount

Shares sold	4,375	$93,691	8,912	$183,592

Shares issued in connection with
reinvestment of distributions	—	—	48	944

	4,375	93,691	8,960	184,536

Shares repurchased	(744)	(15,313)	(108)	(2,000)

Net increase	3,631	$78,378	8,852	$182,536

			For the period 5/18/09
			(commencement of operations)
	Six months ended 10/31/10		to 4/30/10

Class R	Shares	Amount	Shares	Amount

Shares sold	3,269	$69,403	3,093	$62,661

Shares issued in connection with
reinvestment of distributions	—	—	23	444

	3,269	69,403	3,116	63,105

Shares repurchased	(458)	(9,737)	(54)	(1,139)

Net increase	2,811	$59,666	3,062	$61,966

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			For the period 5/18/09
			(commencement of operations)
	Six months ended 10/31/10		to 4/30/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	2,745,169	$58,040,615	796,801	$15,680,774

Shares issued in connection with
reinvestment of distributions	—	—	9,885	193,353

	2,745,169	58,040,615	806,686	15,874,127

Shares repurchased	(445,053)	(9,221,516)	(42,585)	(862,062)

Net increase	2,300,116	$48,819,099	764,101	$15,012,065

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

		Percentage of class
	Shares	shares outstanding	Value

Class A	14,883	0.6%	$332,635

Class M	688	5.2	15,294

Class R	688	10.5	15,342

Note 5: Summary of derivative activity

As of the close of the reporting period, the fund did not hold any derivative instruments.

The following is a summary of realized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or loss on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Options	Total

Equity contracts	$(269,794)	$(269,794)

Total	$(269,794)	$(269,794)

Note 6: Initial capitalization and offering of shares

The fund was established as a series of the Trust on May 18, 2009. Prior to May 18, 2009, the fund had no operations other than those related to organizational matters, including as noted below, the initial capital contributions by Putnam Investments, LLC and issuance of shares:

	Capital contribution	Shares issued

Class A	$3,950,000	263,333

Class B	10,000	667

Class C	10,000	667

Class M	10,000	667

Class R	10,000	667

Class Y	10,000	667

Note 7: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $8,284 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $74,191,886 and $70,771,766, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

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Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

38

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Securities Fund
International Growth Fund	Prior to September 30, 2010, the fund was known as
Prior to January 1, 2010, the fund was known as	Putnam Convertible Income-Growth Trust
Putnam International New Opportunities Fund	Equity Income Fund
Multi-Cap Growth Fund	George Putnam Balanced Fund
Prior to September 1, 2010, the fund was known as	Prior to September 30, 2010, the fund was known as
Putnam New Opportunities Fund	The George Putnam Fund of Boston
Small Cap Growth Fund	The Putnam Fund for Growth and Income
Voyager Fund	International Value Fund
Prior to January 1, 2010, the fund was known as
Blend	Putnam International Growth and Income Fund
Asia Pacific Equity Fund	Multi-Cap Value Fund
Capital Opportunities Fund	Prior to September 1, 2010, the fund was known as
Capital Spectrum Fund	Putnam Mid Cap Value Fund
Emerging Markets Equity Fund	Small Cap Value Fund
Equity Spectrum Fund
Europe Equity Fund	Income
Global Equity Fund	American Government Income Fund
International Capital Opportunities Fund	Diversified Income Trust
International Equity Fund	Floating Rate Income Fund
Investors Fund	Global Income Trust
Multi-Cap Core Fund	High Yield Advantage Fund
Research Fund	High Yield Trust
Income Fund
Money Market Fund*
U.S. Government Income Trust

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

39

Tax-free income	Asset allocation
AMT-Free Municipal Fund	Income Strategies Fund
Tax Exempt Income Fund	Putnam Asset Allocation Funds — three
Tax Exempt Money Market Fund*	investment portfolios that spread your
Tax-Free High Yield Fund	money across a variety of stocks, bonds,
and money market investments.
State tax-free income funds:
Arizona, California, Massachusetts, Michigan,	The three portfolios:
Minnesota, New Jersey, New York, Ohio,	Asset Allocation: Balanced Portfolio
and Pennsylvania	Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio
Absolute Return
Absolute Return 100 Fund	Putnam RetirementReady®
Absolute Return 300 Fund	Putnam RetirementReady Funds — 10
Absolute Return 500 Fund	investment portfolios that offer diversifi-
Absolute Return 700 Fund	cation among stocks, bonds, and money
market instruments and adjust to become
Global Sector	more conservative over time based on a
Global Consumer Fund	target date for withdrawing assets.
Global Energy Fund
Global Financials Fund	The 10 funds:
Global Health Care Fund	Putnam RetirementReady 2055 Fund
Global Industrials Fund	Putnam RetirementReady 2050 Fund
Global Natural Resources Fund	Putnam RetirementReady 2045 Fund
Global Sector Fund	Putnam RetirementReady 2040 Fund
Global Technology Fund	Putnam RetirementReady 2035 Fund
Global Telecommunications Fund	Putnam RetirementReady 2030 Fund
Global Utilities Fund	Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady Maturity Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

40

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Barbara M. Baumann	Robert R. Leveille
Putnam Investment	Charles B. Curtis	Vice President and
Management, LLC	Robert J. Darretta	Chief Compliance Officer
One Post Office Square	Myra R. Drucker
Boston, MA 02109	Paul L. Joskow	Mark C. Trenchard
	Kenneth R. Leibler	Vice President and
Investment Sub-Manager	Robert E. Patterson	BSA Compliance Officer
Putnam Investments Limited	George Putnam, III
57–59 St James’s Street	Robert L. Reynolds	Francis J. McNamara, III
London, England SW1A 1LD	W. Thomas Stephens	Vice President and
	Richard B. Worley	Chief Legal Officer
Investment Sub-Advisor
The Putnam Advisory	Officers	James P. Pappas
Company, LLC	Robert L. Reynolds	Vice President
One Post Office Square	President
Boston, MA 02109		Judith Cohen
	Jonathan S. Horwitz	Vice President, Clerk and
Marketing Services	Executive Vice President,	Assistant Treasurer
Putnam Retail Management	Principal Executive
One Post Office Square	Officer, Treasurer and	Michael Higgins
Boston, MA 02109	Compliance Liaison	Vice President, Senior Associate
Treasurer and Assistant Clerk
Custodian	Steven D. Krichmar
State Street Bank	Vice President and	Nancy E. Florek
and Trust Company	Principal Financial Officer	Vice President, Assistant Clerk,
Assistant Treasurer and
Legal Counsel	Janet C. Smith	Proxy Manager
Ropes & Gray LLP	Vice President, Assistant
	Treasurer and Principal	Susan G. Malloy
Trustees	Accounting Officer	Vice President and
John A. Hill, Chairman		Assistant Treasurer
Jameson A. Baxter,	Beth S. Mazor
Vice Chairman	Vice President
Ravi Akhoury

This report is for the information of shareholders of Putnam Equity Spectrum Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

SA106 264503 12/10

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: December 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: December 29, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: December 29, 2010

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: April 30, 2011

Date of reporting period: May 1, 2010 — October 31, 2010

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PAPAX

Putnam Asia Pacific Equity Fund

Semiannual report 10|31|10

A world of investing.™

Putnam Investments

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Asia Pacific
Equity Fund

Semiannual report
10 | 31 | 10

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	11

Terms and definitions	13

Trustee approval of management contract	14

Other information for shareholders	18

Financial statements	19

Message from the Trustees

Dear Fellow Shareholder:

Stock markets around the world rallied strongly over the past few months, riding a rising tide of strengthening investor confidence and slowly improving economic and corporate data. Indeed, U.S. stocks delivered their best September in 71 years, and continued to add to those gains in October. Bond markets also have generated positive results for much of 2010 and continue to be a source of refuge for risk-averse investors.

It is important to recognize, however, that we may see periods of heightened market volatility as markets and economies seek more solid ground. The slow pace of the U.S. economic recovery and ongoing European sovereign debt concerns have made markets more susceptible to disappointing news. We believe, however, that Putnam’s research-intensive, actively managed investment approach is well suited for this environment.

In developments affecting oversight of your fund, Barbara M. Baumann has been elected the Board of Trustees of the Putnam Funds, effective July 1, 2010. Ms. Baumann is president and owner of Cross Creek Energy Corporation of Denver, Colorado, a strategic consultant to domestic energy firms and direct investor in energy assets. We also want to thank Elizabeth T. Kennan, who has retired from the Board of Trustees, for her many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and thank all of our investors for your continued confidence in Putnam.

About the fund

Targeting stocks of growing companies in dynamic markets

The opportunities for growth in the Asian markets are substantial: In 2009, among major countries, China, India, and Indonesia recorded the largest gains in GDP. Putnam Asia Pacific Equity Fund seeks to harness the growth potential of Asian and Pacific Basin companies, which are among the fastest growing in the world today. In fact, Asia-Pacific companies, as measured by the MSCI All-Country Asia Pacific Index, have outperformed the U.S. companies in the S&P 500 Index in 7 of the past 10 calendar years.

To capitalize on these opportunities, the fund’s manager seeks a mix of high-growth companies from emerging markets and more established companies from developed nations. This flexible approach allows the fund to invest in companies of all sizes from a range of industries, from established and familiar brands — such as Toyota, Sony, Samsung, and Nintendo — to up-and-coming companies in rapidly growing emerging economies.

Because many Asia-Pacific companies are not covered by Wall Street analysts, having access to timely, accurate information is crucial. Putnam has been investing in international securities for more than 30 years, and has been managing emerging-market portfolios for more than 10 years. The fund’s portfolio manager is based in Singapore and is supported by the expertise of specialists in Putnam’s global asset allocation, emerging-market debt, and currency investment areas.

Source: CIA World Factbook, 2010.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. The use of derivatives involves special risks and may result in losses. A fund that engages in short sales of securities may incur losses if the securities appreciate in value and may experience higher volatility due to leverage resulting from investing the proceeds of securities sold short.

Strong historical results

The MSCI All-Country Asia Pacific Index, a measure of stock market performance in Asia and the Pacific Basin, has outperformed U.S. stocks in 7 of the past 10 years, in some cases by sizable margins.

The MSCI All-Country Asia Pacific Index is a total return, capitalization-weighted index that measures the performance of stock markets in 15 Pacific region countries. The S&P 500 Index is an unmanaged index of common stock performance. You cannot invest directly in an index.

Performance of the fund will differ.

Performance snapshot

Annualized total return (%) comparison as of 10/31/10

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–11 for additional performance information. For a portion of the periods, the fund may have had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4

Interview with your fund’s portfolio manager

Timothy Edmonstone

Tim, how did Putnam Asia Pacific Equity Fund perform over the past six months?

For the six months ending October 31, 2010, the fund’s class A shares delivered a 6.59% return. The fund outperformed its benchmark, the MSCI All-Country Asia Pacific Index, which returned 4.19% over the same time period, and its Lipper peer group, Pacific Region Funds, which returned 6.03%. The main reasons for the fund’s performance were its cyclical positioning, its overweight in emerging markets, and strong stock selection.

How did the Asia-Pacific region economies perform?

The economies the fund invests in fall into two groups: more volatile but rapidly growing emerging-market economies, and those of more developed, stable countries. Over the past six months, there was a stark difference in the performance between these two types of markets within Asia. The strongest markets were primarily in Southeast Asia, including Indonesia, the Philippines, Thailand, and other emerging markets such as Malaysia and India. China also did well. Compared to these markets, the developed economies — for example, Japan, the largest developed market we have in our benchmark — were down during the period. Australia had relatively weak performance as well. Globally, we saw a similar trend, with emerging markets outperforming Western Europe and the United States. This was the main distinguishing feature of this particular period.

That being said, we tend not to take signifi-cant overweight or underweight positions on a country basis, and instead focus on individual stock selection. Within that framework, however, we are currently positive on emerging markets. The fund also invests in developed markets that benefit from

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 10/31/10. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on page 13.

5

emerging-market growth. Australia, which provides many natural resources to China, is one such example.

What accounted for differences in performance between emerging and developed economies?

The emerging markets in the Asia-Pacific region have a positive macroeconomic backdrop — governments have healthy fiscal balances and the employment situation in most of these economies is strong. In fact, across the region, and particularly in China, wage growth has been strong, which is driving a strong rebound in domestic demand in these economies. Conversely, Japan is fiscally constrained by poor government finances, which are exacerbated by its central bank’s ineffective and unclear monetary policy. Japan also faces challenging demographics, given its declining population and aging society. The strong yen poses another challenge because any growth in the economy has increasingly come from exporters, whose competitiveness in global markets is hurt by a strong yen. In a global context, and even compared with other developed markets, Japan stood out for its weak performance.

How is the fund positioned in China?

We are positive on China, where we remain overweight. That said, there are several factors we are monitoring closely. One is higher stock valuations, which have become an issue in some areas of the market. Another issue is that the Chinese government is currently taking steps to ensure that growth does not accelerate to an unsustainable level. The government’s focus is on preventing any “bubbles,” especially in the nation’s residential real estate market, and on controlling infla-tion. Consequently, it is enacting a number of initiatives to tighten monetary policy. We believe that taking these proactive steps is a sensible strategy. Although China’s rate of growth may slow in the short term, we believe that these initiatives will also set the platform

Country/territory allocations are shown as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Weightings will vary over time.

6

for a much more sustainable growth profile over the long term. Finally, the currency situation creates some complexity. There is pressure on China to revalue the renmenbi. If any trade barriers were established, the resulting trade tensions would hurt the global economy. While cognizant of these issues, and cautious of these sectors where valuations are high and/or where slower growth is likely to have an impact on stocks in the short term, we remain positive on China, given its attractive long-term prospects.

How is the U.S. economy’s sluggish economic growth affecting Asian markets?

We believe that Asia is building a significant amount of internal momentum and the region is not as dependent on the developed economies as in the past. Of course, the United States remains an important driver of demand in the region, and we are closely monitoring developments there and in Europe. We are also encouraged by recent signs that the U.S. economy is improving. Still, despite the U.S. economy’s struggles, most Asian economies are continuing to prove resilient and to grow.

Which companies, in particular, contributed positively to the fund’s performance?

Our best performer was Dongfeng Motor, a Chinese automobile company that has partnerships with a number of international automakers such as Nissan, Honda, and Peugeot. This has been a long-term holding of the fund. When Chinese automobile demand fell in 2008, we felt that the market was underestimating the growth potential of the industry. Even when government stimulus reignited auto sales, we felt the market was underestimating the operating leverage as volumes recovered. Over the past six months,

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 10/31/10. Short-term holdings are excluded. Holdings will vary over time.

7

Dongfeng has reported very strong earnings growth and the shares have appreciated.

Another contributor was Bank of Baroda in India. Bank of Baroda has been benefiting from a combination of higher loan growth, better-than-expected net interest margins as interest rates in India rose, and lower-than-expected defaulting loans. It has been one of our larger positions over the past six months and has contributed strongly to performance.

I am also happy to discuss China National Materials, which was on the other side of the ledger in our last report. The company is a cement and cement equipment manufacturer, based primarily in western China. When the Chinese government introduced measures to control housing prices, earlier in 2010, the stock declined and detracted from performance. However, we felt strongly that the standard of living in China would continue to improve, and there would continue to be solid demand for better housing, especially in western China, where China National Materials has a strong presence. At the same time, the stock market reflected a discount based on concern about real estate investment, so we took the opportunity to add to our position during the period. Demand has continued to be strong, as we anticipated, and the better operating performance has been recognized by the market. This was one of our strongest contributors to performance during the period.

Which holdings detracted from returns?

The biggest detractor was Esprit Holdings, a predominantly European apparel company headquartered in Hong Kong. We had expected that the weak economy in Europe would have experienced its worst by the end of summer 2010. In fact, the weakness continued into the fourth quarter and Esprit’s wholesale business model has struggled to adapt. The stock performed poorly as a result, with returns exacerbated by the weak euro, as it affected translation into Hong Kong dollars.

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

Data in the chart reflect a new calculation methodology placed in effect within the past six months.

8

To that end, we have reduced our exposure, but continue to hold a small position.

Another detractor was Sumitomo Mitsui Financial Group, one of the largest banks in Japan. In general, Japanese banks have been weak during the period, and Sumitomo Mitsui was no different. There was nothing stock-specific about Sumitomo Mitsui’s performance, rather it is reflective of the macroeconomic environment in Japan. Overall, the fund’s underweight in Japanese banks helped relative performance.

What is your outlook for the region and the fund?

We remain positive on the region in general. We believe the short- and medium-term outlook for emerging Asian economies is highly compelling and the developed markets in the region should benefit as well. Japan remains the problematic market in the region. At the moment, we believe it is an undervalued market with some excellent stock-specific opportunities, but we do have some concerns about the domestic economy and have a more cautious outlook on Japan than on the rest of the Asia-Pacific region. Of course, we will continue to monitor the financial health of the U.S. and European economies, both of which are an important source of demand for Asia, but we view growth in Asia as increasingly self-sustaining. Valuations have risen in some sectors more than others, and our challenge is to focus on the parts of the market where we see value and tap into those opportunities. I am confident that our commitment to research-driven, bottom-up stock selection will continue to serve investors well.

Thanks, Tim, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Timothy Edmonstone has a BEc from the University of Sydney. Timothy joined Putnam in 2002 and has been in the investment industry since 1998.

IN THE NEWS

The G20, composed of the world’s 20 largest economies, ended its summit in Seoul, Korea, in November, without an agreement on currency issues and trade imbalances. This raised concerns about global currency “wars” in which countries manipulate the value of their currencies to boost their exports. Going into the summit, tensions had already been building as several member countries criticized the United States for the Federal Reserve’s decision to purchase $600 billion of U.S. Treasuries, an action that could devalue the dollar and boost U.S. exports. The United States had sought a firm limit on trade surpluses and an agreement from China to allow its currency to appreciate more. The G20, made up of 19 countries plus the European Union, did agree to develop guidelines to help identify any trade imbalances that “require preventative and corrective actions.”

9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2010, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/12/09)		(6/12/09)		(6/12/09)		(6/12/09)		(6/12/09)	(6/12/09)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	29.63%	22.18%	28.26%	24.26%	28.24%	28.24%	28.69%	24.22%	29.16%	30.09%
Annual average	20.62	15.57	19.70	16.99	19.68	19.68	19.99	16.96	20.30	20.93

1 year	16.58	9.86	15.66	10.66	15.64	14.64	15.93	11.90	16.26	16.88

6 months	6.59	0.48	6.19	1.19	6.19	5.19	6.26	2.57	6.42	6.75

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund may have had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Comparative index returns For periods ended 10/31/10

	MSCI All-Country	Lipper Pacific Region Funds
	Asia Pacific Index	category average*

Life of fund	27.01%	29.59%
Annual average	18.85	20.54

1 year	13.66	17.56

6 months	4.19	6.03

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, and life-of-fund periods ended 10/31/10, there were 48, 47, and 46 funds, respectively, in this Lipper category.

10

Fund price and distribution information For the six-month period ended 10/31/10

	Class A		Class B	Class C	Class M		Class R	Class Y

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

4/30/10	$11.69	$12.40	$11.64	$11.63	$11.66	$12.08	$11.69	$11.70

10/31/10	12.46	13.22	12.36	12.35	12.39	12.84	12.44	12.49

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Fund performance as of most recent calendar quarter

Total return for periods ended 9/30/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/12/09)		(6/12/09)		(6/12/09)		(6/12/09)		(6/12/09)	(6/12/09)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	25.16%	17.96%	23.91%	19.91%	23.88%	23.88%	24.32%	20.00%	24.80%	25.61%
Annual average	18.87	13.57	17.95	15.01	17.93	17.93	18.25	15.08	18.61	19.20

1 year	8.93	2.68	8.12	3.12	8.10	7.10	8.39	4.56	8.71	9.22

6 months	1.52	-4.30	1.19	-3.81	1.10	0.10	1.27	-2.29	1.43	1.69

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year ended 4/30/10*†	1.74%	2.49%	2.49%	2.24%	1.99%	1.49%

Total annual operating expenses for the fiscal year
ended 4/30/10†	2.72%	3.47%	3.47%	3.22%	2.97%	2.47%

Annualized expense ratio for the six-month
period ended 10/31/10	1.75%	2.50%	2.50%	2.25%	2.00%	1.50%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s decision to contractually limit expenses through 8/30/11.

† Restated to reflect projected expenses based on a new management contract effective 1/1/10 and a new expense arrangement.

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Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Asia Pacific Equity Fund from May 1, 2010, to October 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$9.11	$12.99	$12.99	$11.70	$10.41	$7.82

Ending value (after expenses)	$1,065.90	$1,061.90	$1,061.90	$1,062.60	$1,064.20	$1,067.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2010, use the following calculation method. To find the value of your investment on May 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$8.89	$12.68	$12.68	$11.42	$10.16	$7.63

Ending value (after expenses)	$1,016.38	$1,012.60	$1,012.60	$1,013.86	$1,015.12	$1,017.64

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Morgan Stanley Capital International (MSCI) All-Country Asia Pacific Index is a total return, capitalization-weighted index that measures the performance of stock markets in 15 Pacific region countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

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Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2010, the Contract Committee met on a number of occasions with representatives of Putnam Management and in executive session to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 11, 2010 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2010. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing such services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in prior years.

Consideration of implementation of strategic pricing initiative

The Trustees were mindful that new management contracts had been implemented

14

for all but a few funds at the beginning of 2010 as part of Putnam Management’s strategic pricing initiative. These new management contracts reflected the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds and performance fees for some funds. The Trustees had approved these new management contracts on July 10, 2009 and submitted them to shareholder meetings of the affected funds in late 2009, where the contracts were in all cases approved by overwhelming majorities of the shares voted.

Because the management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. The financial data available to the Committee reflected actual operations under the prior contracts; information was also available on a pro forma basis, adjusted to reflect the fees payable under the new management contracts. In light of the limited information available regarding operations under the new management contracts, in recommending the continuation of the new management contracts in June 2010, the Contract Committee relied to a considerable extent on its review of the financial information and analysis that formed the basis of the Board’s approval of the new management contracts on July 10, 2009.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

As in the past, the Trustees continued to focus on the competitiveness of the total expense ratio of each fund. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, both of the expense limitations applied. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, taxes, brokerage commissions and extraordinary expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) as of December 31, 2009 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The Trustees also considered

15

that your fund ranked in the 1st quintile in effective management fees, on a pro forma basis adjusted to reflect the impact of the strategic pricing initiative discussed above, as of December 31, 2009.

Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds have only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of actual experience.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules currently in place represented an appropriate sharing of economies of scale at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of such fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate marketplaces. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients, and did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which met on a regular basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality

16

personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund (although not your fund, which had only a very limited performance record because it had only recently commenced operations) over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during 2009. The Committee also noted the disappointing investment performance of a number of the funds for periods ended December 31, 2009 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve performance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the 1st quartile of its Lipper Inc. peer group (Lipper Pacific Region Funds) for the period measuring from its inception on June 12, 2009 through December 31, 2009 (the first quartile representing the best-performing funds and the fifth quintile the worst-performing funds). (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policies commencing in 2010, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

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Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2010, Putnam employees had approximately $324,000,000 and the Trustees had approximately $68,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

18

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

19

The fund’s portfolio 10/31/10 (Unaudited)

COMMON STOCKS (94.4%)*	Shares	Value

Airlines (1.4%)
Qantas Airways, Ltd. (Australia) †	41,005	$114,409

		114,409
Automotive (5.7%)
Dongfeng Motor Group Co., Ltd. (China)	38,000	83,276

Honda Motor Co., Ltd. (Japan)	2,800	101,074

Kia Motors Corp. (South Korea)	3,120	124,809

Nissan Motor Co., Ltd. (Japan) †	18,500	162,241

		471,400
Banking (17.9%)
Australia & New Zealand Banking Group, Ltd. (Australia)	6,246	152,223

Bank of Baroda (India)	5,132	117,225

Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT
(Indonesia) †	324,000	63,238

BOC Hong Kong Holdings, Ltd. (Hong Kong)	20,000	63,111

Chiba Bank, Ltd. (The) (Japan)	11,000	67,640

China Construction Bank Corp. (China)	228,000	217,794

DBS Group Holdings, Ltd. (Singapore)	7,000	75,294

Industrial & Commercial Bank of China (China)	161,000	130,333

Mizuho Financial Group, Inc. (Japan)	76,400	110,884

National Australia Bank, Ltd. (Australia)	6,297	157,536

Shinhan Financial Group Co., Ltd. (South Korea)	2,520	97,772

Sumitomo Mitsui Financial Group, Inc. (Japan)	5,300	158,322

Suncorp-Metway, Ltd. (Australia)	8,812	79,594

		1,490,966
Broadcasting (0.8%)
Fuji Television Network, Inc. (Japan)	52	68,684

		68,684
Chemicals (2.0%)
Nitto Denko Corp. (Japan)	1,600	59,482

TSRC Corp. (Taiwan)	57,000	103,862

		163,344
Coal (0.9%)
Adaro Energy Tbk PT (Indonesia)	325,500	76,400

		76,400
Computers (3.5%)
Fujitsu, Ltd. (Japan)	22,000	149,654

Wistron Corp. (Taiwan)	69,064	142,166

		291,820
Conglomerates (2.2%)
Mitsui & Co., Ltd. (Japan)	11,500	181,715

		181,715
Construction (1.1%)
China National Materials Co., Ltd. (China)	102,000	91,564

		91,564
Electrical equipment (2.1%)
Mitsubishi Electric Corp. (Japan)	19,000	177,248

		177,248
Electronics (3.5%)
Hon Hai Precision Industry Co., Ltd. (Taiwan)	28,000	106,389

Samsung Electronics Co., Ltd. (South Korea)	222	147,401

Woongjin Energy Co., Ltd. (South Korea) †	1,810	34,775

		288,565

20

COMMON STOCKS (94.4%)* cont.	Shares	Value

Engineering and construction (2.1%)
Daelim Industrial Co., Ltd. (South Korea)	1,393	$113,656

Hyundai Engineering & Construction Co., Ltd. (South Korea)	948	63,546

		177,202
Financial (1.7%)
ORIX Corp. (Japan)	1,550	140,730

		140,730
Food (1.9%)
Indofood Sukses Makmur Tbk PT (Indonesia)	85,500	49,769

Toyo Suisan Kaisha, Ltd. (Japan)	5,000	106,978

		156,747
Gaming and lottery (1.1%)
Sankyo Co., Ltd. (Japan)	1,800	95,715

		95,715
Homebuilding (1.5%)
Daito Trust Construction Co., Ltd. (Japan)	2,100	127,112

		127,112
Insurance (2.3%)
AIA Group, Ltd. (Hong Kong) †	13,000	38,655

Ping An Insurance (Group) Co. of China, Ltd. (China)	14,000	150,711

		189,366
Investment banking/Brokerage (—%)
BGP Holdings PLC (Malta) F	132,965	185

		185
Machinery (3.7%)
Hitachi Construction Machinery Co., Ltd. (Japan)	2,200	46,499

Lonking Holdings, Ltd. (China)	118,000	63,471

Samsung Heavy Industries Co., Ltd. (South Korea)	1,920	53,968

Sumitomo Heavy Industries, Ltd. (Japan)	25,000	141,285

		305,223
Medical technology (0.8%)
CSL, Ltd. (Australia)	2,197	70,744

		70,744
Metals (8.2%)
BHP Billiton, Ltd. (Australia)	5,952	245,526

POSCO (South Korea)	170	70,228

Rio Tinto, Ltd. (Australia)	2,859	233,072

Xstrata PLC (United Kingdom)	6,820	132,133

		680,959
Natural gas utilities (2.0%)
Tokyo Gas Co., Ltd. (Japan)	36,000	169,395

		169,395
Office equipment and supplies (1.4%)
Canon, Inc. (Japan)	2,600	119,550

		119,550
Oil and gas (2.4%)
China Petroleum & Chemical Corp. (China)	118,000	112,440

CNOOC, Ltd. (China)	44,000	91,847

		204,287
Pharmaceuticals (2.5%)
Astellas Pharma, Inc. (Japan)	3,300	122,352

Nippon Shinyaku Co., Ltd. (Japan)	6,000	84,922

		207,274
Photography/Imaging (0.8%)
Altek Corp. (Taiwan)	45,908	65,963

		65,963

21

COMMON STOCKS (94.4%)* cont.	Shares	Value

Power Producers (independent) (0.8%)
China Power New Energy Development Co., Ltd. (China)	316,000	$31,520

China WindPower Group, Ltd. (China) †	310,000	31,659

		63,179
Publishing (0.4%)
Fairfax Media, Ltd. (Australia)	22,366	31,854

		31,854
Railroads (0.8%)
East Japan Railway Co. (Japan)	1,100	68,116

		68,116
Real estate (3.8%)
CFS Retail Property Trust (Australia) R	44,036	80,295

Japan Retail Fund Investment Corp. (Japan) R	41	63,887

New World Development Co., Ltd. (Hong Kong)	23,000	45,485

Wharf (Holdings), Ltd. (Hong Kong)	20,000	131,044

		320,711
Retail (3.4%)
Esprit Holdings, Ltd. (Hong Kong)	11,826	64,140

Hyundai Department Store Co., Ltd. (South Korea)	594	65,796

JB Hi-Fi, Ltd. (Australia)	2,372	46,263

Myer Holdings, Ltd. (Australia)	10,790	40,476

Woolworths, Ltd. (Australia)	2,560	70,938

		287,613
Semiconductor (1.9%)
Jusung Engineering Co., Ltd. (South Korea) †	1,401	24,604

Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	67,000	137,639

		162,243
Software (0.6%)
Longtop Financial Technologies Ltd. ADR (Hong Kong) †	1,316	47,823

		47,823
Telecommunications (2.7%)
China Mobile, Ltd. (China)	16,000	163,899

PT Telekomunikasi Indonesia Tbk (Indonesia)	59,500	60,532

		224,431
Telephone (2.0%)
Nippon Telegraph & Telephone (NTT) Corp. (Japan)	3,700	167,167

		167,167
Tobacco (1.7%)
Japan Tobacco, Inc. (Japan)	45	139,422

		139,422
Toys (1.2%)
Nintendo Co., Ltd. (Japan)	400	103,271

		103,271
Trucks and parts (1.6%)
Aisin Seiki Co., Ltd. (Japan)	4,400	137,418

		137,418

Total common stocks (cost $6,885,494)		$7,879,815

SHORT-TERM INVESTMENTS (6.4%)*	Shares	Value

Putnam Money Market Liquidity Fund 0.16% e	536,428	$536,428

Total short-term investments (cost $536,428)		$536,428

TOTAL INVESTMENTS

Total investments (cost $7,421,922)		$8,416,243

22

Key to holding’s abbreviations
ADR American Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2010 through October 31, 2010 (the reporting period).

* Percentages indicated are based on net assets of $8,343,290.

† Non-income-producing security.

e See Note 7 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

R Real Estate Investment Trust.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period (as a percentage of Portfolio Value):

Japan	36.4%	Hong Kong	4.6%

Australia	15.7	Indonesia	3.0

China	13.9	United Kingdom	1.6

South Korea	9.5	India	1.4

Taiwan	6.6	Singapore	0.9

United States	6.4	Malta	<0.1

		Total	100.0%

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/10 (Unaudited)

			Fixed payments	Total return
Swap counterparty /		Termination	received (paid) by	received by	Unrealized
Notional amount		date	fund per annum	or paid by fund	appreciation

UBS, AG
units	442	6/14/11	(3 month USD-	MSCI Daily Total	$20,390
			LIBOR-BBA minus	Return Net
			1.25%)	Emerging Markets
India USD Index

Total					$20,390

23

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$132,133	$803,734	$—

Capital goods	—	916,641	—

Communication services	—	391,598	—

Conglomerates	—	181,715	—

Consumer cyclicals	—	1,114,711	—

Consumer staples	—	367,107	—

Energy	—	280,687	—

Financial	—	2,141,773	185

Health care	—	278,018	—

Technology	47,823	808,591	—

Transportation	—	182,525	—

Utilities and power	—	232,574	—

Total common stocks	179,956	7,699,674	185

Short-term investments	536,428	—	—

Totals by level	$716,384	$7,699,674	$185

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Total return swap contracts	$—	$20,390	$—

Totals by level	$—	$20,390	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

24

Statement of assets and liabilities 10/31/10 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $6,885,494)	$7,879,815
Affiliated issuers (identified cost $536,428) (Note 7)	536,428

Foreign currency (cost $8,337) (Note 1)	8,401

Dividends, interest and other receivables	32,480

Receivable for shares of the fund sold	1,446

Receivable for investments sold	1,035

Unrealized appreciation on swap contracts (Note 1)	20,390

Receivable from Manager (Note 2)	5,231

Total assets	8,485,226

LIABILITIES

Payable to custodian	2,067

Payable for investments purchased	2,324

Payable for investor servicing fees (Note 2)	2,360

Payable for custodian fees (Note 2)	9,264

Payable for Trustee compensation and expenses (Note 2)	50

Payable for administrative services (Note 2)	29

Payable for distribution fees (Note 2)	1,874

Payable for shareholder expense	9,200

Payable for auditing fees	25,200

Payable for offering costs (Note 1)	82,438

Other accrued expenses	7,130

Total liabilities	141,936

Net assets	$8,343,290

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$6,920,882

Undistributed net investment income (Note 1)	30,783

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	382,124

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	1,009,501

Total — Representing net assets applicable to capital shares outstanding	$8,343,290

(Continued on next page)

25

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($7,499,811 divided by 601,867 shares)	$12.46

Offering price per class A share (100/94.25 of $12.46)*	$13.22

Net asset value and offering price per class B share ($207,654 divided by 16,799 shares)**	$12.36

Net asset value and offering price per class C share ($114,825 divided by 9,295 shares)**	$12.35

Net asset value and redemption price per class M share ($21,909 divided by 1,768 shares)	$12.39

Offering price per class M share (100/96.50 of $12.39)*	$12.84

Net asset value, offering price and redemption price per class R share
($38,256 divided by 3,075 shares)	$12.44

Net asset value, offering price and redemption price per class Y share
($460,835 divided by 36,895 shares)	$12.49

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

26

Statement of operations Six months ended 10/31/10 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $9,642)	$102,260

Interest (including interest income of $359 from investments in affiliated issuers) (Note 7)	360

Total investment income	102,620

EXPENSES

Compensation of Manager (Note 2)	34,754

Investor servicing fees (Note 2)	13,543

Custodian fees (Note 2)	7,531

Trustee compensation and expenses (Note 2)	226

Administrative services (Note 2)	134

Distribution fees — Class A (Note 2)	8,450

Distribution fees — Class B (Note 2)	811

Distribution fees — Class C (Note 2)	490

Distribution fees — Class M (Note 2)	78

Distribution fees — Class R (Note 2)	55

Amortization of offering costs (Note 1)	10,078

Auditing	20,729

Other	4,470

Fees waived and reimbursed by Manager (Note 2)	(35,689)

Total expenses	65,660

Expense reduction (Note 2)	(4)

Net expenses	65,656

Net investment income	36,964

Net realized gain on investments (net of foreign tax of $966) (Notes 1 and 3)	97,085

Net realized gain on swap contracts (Note 1)	20,261

Net realized gain on foreign currency transactions (Note 1)	2,244

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	1,180

Net unrealized appreciation of investments and swap contracts during the period
(net of foreign tax of $6,588)	339,324

Net gain on investments	460,094

Net increase in net assets resulting from operations	$497,058

The accompanying notes are an integral part of these financial statements.

27

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended	For the period 6/12/09
	10/31/10*	(commencement of
		operations) to 4/30/10

Operations:
Net investment income	$36,964	$12,913

Net realized gain on investments and foreign currency transactions	119,590	530,628

Net unrealized appreciation of investments and assets and liabilities
in foreign currencies	340,504	668,997

Net increase in net assets resulting from operations	497,058	1,212,538

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	—	(62,345)

Class B	—	(914)

Class C	—	(446)

Class M	—	(143)

Class R	—	(82)

Class Y	—	(3,233)

Net realized short-term gain on investments

Class A	—	(203,663)

Class B	—	(4,179)

Class C	—	(1,867)

Class M	—	(576)

Class R	—	(343)

Class Y	—	(9,397)

Redemption fees (Note 1)	1,407	927

Increase from capital share transactions (Note 4)	283,201	1,635,347

Total increase in net assets	781,666	2,561,624

NET ASSETS

Beginning of period (Note 6)	7,561,624	5,000,000

End of period (including undistributed net investment income of $30,783
and distributions in excess of net investment income of $6,181, respectively)	$8,343,290	$7,561,624

* Unaudited

The accompanying notes are an integral part of these financial statements.

28

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29

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees [b]	end of period	value (%)*[c]	(in thousands)	(%)*[d]	net assets (%)*[d]	(%)*

Class A
October 31, 2010**	$11.69	.06	.71	.77	—	—	—	—	$12.46	6.59	$7,500	.88 [e]	.51	46.82
April 30, 2010†	10.00	.02	2.12	2.14	(.11)	(.34)	(.45)	—	11.69	21.62	6,899	1.60 [f]	.20	106.47

Class B
October 31, 2010**	$11.64	.02	.70	.72	—	—	—	—	$12.36	6.19	$208	1.26 [e]	.14	46.82
April 30, 2010†	10.00	(.05)	2.11	2.06	(.08)	(.34)	(.42)	—	11.64	20.79	165	2.27 [f]	(.48)	106.47

Class C
October 31, 2010**	$11.63	.02	.70	.72	—	—	—	—	$12.35	6.19	$115	1.26 [e]	.14	46.82
April 30, 2010†	10.00	(.06)	2.11	2.05	(.08)	(.34)	(.42)	—	11.63	20.77	77	2.27 [f]	(.53)	106.47

Class M
October 31, 2010**	$11.66	.03	.70	.73	—	—	—	—	$12.39	6.26	$22	1.13 [e]	.26	46.82
April 30, 2010†	10.00	(.03)	2.12	2.09	(.09)	(.34)	(.43)	—	11.66	21.10	21	2.04 [f]	(.28)	106.47

Class R
October 31, 2010**	$11.69	.05	.70	.75	—	—	—	—	$12.44	6.42	$38	1.01 [e]	.41	46.82
April 30, 2010†	10.00	(.01)	2.12	2.11	(.08)	(.34)	(.42)	—	11.69	21.38	15	1.82 [f]	(.11)	106.47

Class Y
October 31, 2010**	$11.70	.07	.72	.79	—	—	—	—	$12.49	6.75	$461	.76 [e]	.63	46.82
April 30, 2010†	10.00	.05	2.11	2.16	(.12)	(.34)	(.46)	—	11.70	21.86	384	1.38 [f]	.42	106.47

* Not annualized.

** Unaudited.

† For the period June 12, 2009 (commencement of operations) to April 30, 2010.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

October 31, 2010	0.48%

April 30, 2010	2.36

e Includes amounts paid through expense offset arrangements (Note 2).

f Includes amounts paid through expense offset and brokerage/service arrangements.

The accompanying notes are an integral part of these financial statements.

30	31

Notes to financial statements 10/31/10 (Unaudited)

Note 1: Significant accounting policies

Putnam Asia Pacific Equity Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek long term capital appreciation by investing mainly in equity securities of Asian or Pacific Basin companies that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes have favorable investment potential, such as stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors it believes will cause the stock price to rise.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from May 1, 2010 through October 31, 2010.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the

32

reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

D) Total return swap contracts The fund enters into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to gain exposure to specific markets/countries. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding notional on total return swap contracts at the close of the reporting period are indicative of the volume of activity during the period.

33

E) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

F) Interfund lending Effective July 2010, the fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

G) Line of credit Effective July 2010, the fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior periods remains subject to examination by the Internal Revenue Service.

The aggregate identified cost on a tax basis is $7,440,724, resulting in gross unrealized appreciation and depreciation of $1,110,479 and $134,960, respectively, or net unrealized appreciation of $975,519.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the

34

fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

J) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

K) Offering costs The offering costs of $87,587 have been fully amortized on a straight-line basis over a twelve-month period as of June 12, 2010. As of the close of the reporting period, the fund has reimbursed Putnam Management for the payment of these expenses.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 1.080% of the first $5 billion, 1.030% of the next $5 billion, 0.980% of the next $10 billion, 0.930% of the next $10 billion, 0.880% of the next $50 billion, 0.860% of the next $50 billion, 0.850% of the next $100 billion and 0.845% of any excess thereafter.

In addition, beginning with the fund’s thirteenth complete calendar month of operation under the new management contract, the monthly management fee will consist of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment will be determined based on performance over the thirty-six month period then ended or, if the new management contract has not yet been effective for thirty-six complete calendar months, the period from the date the new management contract became effective to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment will be calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result will be divided by twelve. The resulting dollar amount will be added to, or subtracted from, the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI All-Country Asia Pacific Index (Net Dividends), each measured over the performance period. The maximum annualized performance adjustment rates are +/– 0.21%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment will be determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Putnam Management has contractually agreed, through August 30, 2011, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $35,689 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

35

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $4 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $6, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $1,829 and $21 from the sale of class A and class M shares, respectively, and received $788 and $1 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $3,547,699 and $3,298,241, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

36

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized.

Transactions in capital shares were as follows:

			For the period 6/12/09
			(commencement of operations)
	Six months ended 10/31/10		to 4/30/10

Class A	Shares	Amount	Shares	Amount

Shares sold	53,967	$609,930	170,706	$1,897,093

Shares issued in connection with
reinvestment of distributions	—	—	23,965	265,771

	53,967	609,930	194,671	2,162,864

Shares repurchased	(42,227)	(456,217)	(99,544)	(1,078,444)

Net increase	11,740	$153,713	95,127	$1,084,420

			For the period 6/12/09
			(commencement of operations)
	Six months ended 10/31/10		to 4/30/10

Class B	Shares	Amount	Shares	Amount

Shares sold	7,680	$88,639	15,957	$171,797

Shares issued in connection with
reinvestment of distributions	—	—	298	3,303

	7,680	88,639	16,255	175,100

Shares repurchased	(5,053)	(57,356)	(3,083)	(35,887)

Net increase	2,627	$31,283	13,172	$139,213

			For the period 6/12/09
			(commencement of operations)
	Six months ended 10/31/10		to 4/30/10

Class C	Shares	Amount	Shares	Amount

Shares sold	3,301	$36,946	6,893	$77,176

Shares issued in connection with
reinvestment of distributions	—	—	109	1,202

	3,301	36,946	7,002	78,378

Shares repurchased	(657)	(7,676)	(1,351)	(15,677)

Net increase	2,644	$29,270	5,651	$62,701

			For the period 6/12/09
			(commencement of operations)
	Six months ended 10/31/10		to 4/30/10

Class M	Shares	Amount	Shares	Amount

Shares sold	433	$4,869	779	$8,982

Shares issued in connection with
reinvestment of distributions	—	—	65	719

	433	4,869	844	9,701

Shares repurchased	(509)	(5,559)	—	—

Net increase (decrease)	(76)	$(690)	844	$9,701

37

			For the period 6/12/09
			(commencement of operations)
	Six months ended 10/31/10		to 4/30/10

Class R	Shares	Amount	Shares	Amount

Shares sold	1,782	$20,618	1,497	$17,640

Shares issued in connection with
reinvestment of distributions	—	—	38	425

	1,782	20,618	1,535	18,065

Shares repurchased	(16)	(185)	(1,226)	(13,981)

Net increase	1,766	$20,433	309	$4,084

			For the period 6/12/09
			(commencement of operations)
	Six months ended 10/31/10		to 4/30/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	7,623	$88,587	38,581	$412,774

Shares issued in connection with
reinvestment of distributions	—	—	1,138	12,630

	7,623	88,587	39,719	425,404

Shares repurchased	(3,515)	(39,395)	(7,932)	(90,176)

Net increase	4,108	$49,192	31,787	$335,228

At the close of the reporting period, Putnam Investments, LLC owned the following shares:

	Shares	Percentage of ownership	Value at October 31, 2010

Class A	433,373	72.0%	$5,399,828

Class M	1,039	58.8	12,873

Class R	1,038	33.8	12,913

Class Y	1,042	2.8	13,015

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Equity contracts	Receivables	$20,390		$—

Total		$20,390		$—

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Swaps	Total

Equity contracts	$20,261	$20,261

Total	$20,261	$20,261

38

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Swaps	Total

Equity contracts	$9,328	$9,328

Total	$9,328	$9,328

Note 6: Initial capitalization and offering of shares

The fund was established as series of the trust on June 12, 2009. Prior to June 12, 2009, the fund had no operations other than those related to organizational matters, including as noted below, the initial capital contributions by Putnam Investments, LLC and issuance of shares:

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Capital contribution	Shares issued

Class A	$4,950,000	495,000

Class B	10,000	1,000

Class C	10,000	1,000

Class M	10,000	1,000

Class R	10,000	1,000

Class Y	10,000	1,000

Note 7: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $359 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $536,186 and $480,267, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

39

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

40

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Charles B. Curtis	Robert R. Leveille
Putnam Investment	Robert J. Darretta	Vice President and
Management, LLC	Myra R. Drucker	Chief Compliance Officer
One Post Office Square	Paul L. Joskow
Boston, MA 02109	Kenneth R. Leibler	Mark C. Trenchard
	Robert E. Patterson	Vice President and
Investment Sub-Manager	George Putnam, III	BSA Compliance Officer
Putnam Investments Limited	Robert L. Reynolds
57–59 St James’s Street	W. Thomas Stephens	Francis J. McNamara, III
London, England SW1A 1LD	Richard B. Worley	Vice President and
Chief Legal Officer
Investment Sub-Advisor	Officers
The Putnam Advisory	Robert L. Reynolds	James P. Pappas
Company, LLC	President	Vice President
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz	Judith Cohen
	Executive Vice President,	Vice President, Clerk and
Marketing Services	Principal Executive	Assistant Treasurer
Putnam Retail Management	Officer, Treasurer and
One Post Office Square	Compliance Liaison	Michael Higgins
Boston, MA 02109		Vice President, Senior Associate
	Steven D. Krichmar	Treasurer and Assistant Clerk
Custodian	Vice President and
State Street Bank	Principal Financial Officer	Nancy E. Florek
and Trust Company		Vice President, Assistant Clerk,
	Janet C. Smith	Assistant Treasurer and
Legal Counsel	Vice President, Assistant	Proxy Manager
Ropes & Gray LLP	Treasurer and Principal
	Accounting Officer	Susan G. Malloy
Trustees		Vice President and
John A. Hill, Chairman	Beth S. Mazor	Assistant Treasurer
Jameson A. Baxter,	Vice President
Vice Chairman
Ravi Akhoury
Barbara M. Baumann

This report is for the information of shareholders of Putnam Asia Pacific Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

SA108 264488 12/10

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: December 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: December 29, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: December 29, 2010

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: April 30, 2011

Date of reporting period: May 1, 2010 — October 31, 2010

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PMYAX

Putnam Multi-Cap Core Fund

Semiannual report
10|31|10

A world of investing.™

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Multi-Cap Core
Fund

Semiannual report
10 | 31 | 10

Message from the Trustees	1

About the fund	2

Interview with your fund’s portfolio manager	4

Your fund’s expenses	8

Terms and definitions	10

Trustee approval of management contract	11

Other information for shareholders	14

Financial statements	15

Message from the Trustees

Dear Fellow Shareholder:

Stock markets around the world rallied strongly over the past few months, riding a rising tide of strengthening investor confidence and slowly improving economic and corporate data. Indeed, U.S. stocks delivered their best September in 71 years, and continued to add to those gains in October. Bond markets also have generated positive results for much of 2010 and continue to be a source of refuge for risk-averse investors.

It is important to recognize, however, that we may see periods of heightened market volatility as markets and economies seek more solid ground. The slow pace of the U.S. economic recovery and ongoing European sovereign debt concerns have made markets more susceptible to disappointing news. We believe, however, that Putnam’s research-intensive, actively managed investment approach is well suited for this environment.

In developments affecting oversight of your fund, Barbara M. Baumann has been elected to the Board of Trustees of the Putnam Funds, effective July 1, 2010. Ms. Baumann is president and owner of Cross Creek Energy Corporation of Denver, Colorado, a strategic consultant to domestic energy firms and direct investor in energy assets. We also want to thank Elizabeth T. Kennan, who has retired from the Board of Trustees, for her many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking opportunities across a wide range of stocks

No matter what the stock market is doing from year to year, there are always investment opportunities for those who know how to find them. Sometimes they are in small, fast-growing companies. Sometimes they are in older, large companies whose stocks are undervalued.

Of course, it is impossible to predict which type of company will lead the market at any given time. That is why, for investors looking to capture gains with less volatility, a time-tested strategy is to target the widest possible range of stocks. This is the approach of Putnam Multi-Cap Core Fund, which has the flexibility to invest in growth and value stocks of small, midsize, and large companies.

The fund’s manager is an experienced stock investor who can seek opportunities across the entire universe of publicly traded U.S. companies. He can invest in growth stocks, which offer above-average growth potential, as well as value stocks, which are attractively priced in relation to the company’s earnings and growth potential.

His “go anywhere” approach is backed by a disciplined investment process and a strong research team. Putnam’s in-house research organization is made up of dedicated stock analysts who strive to out-gather and out-analyze the competition by generating independent research. They visit regularly with company managements, talk to private companies and consultants, and attend trade shows, seeking information that hasn’t already factored into stock prices.

While the behavior of the stock market can be unpredictable, a flexible, but disciplined investment approach may be the best way to seek opportunities.

Consider these risks before investing: The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The use of short selling may result in losses if the securities appreciate in value.

Multi-cap investing at Putnam

Putnam’s suite of multi-cap equity funds is designed to provide a streamlined approach to investing across the broad universe of U.S. stocks. Each fund invests with a specific style and has the flexibility to invest in companies of all sizes.

The fund managers can select stocks from across their style universe, regardless of company size. The managers can own stocks throughout a company’s entire growth cycle, without capitalization restraints that might force them to sell holdings that get too large, or that would prevent them from taking advantage of certain attractively priced stocks.

Supported by a strong research team, the managers use their stock-picking expertise to identify opportunities and manage risk.

Putnam Multi-Cap Growth Fund targets stocks of companies that are believed to offer above-average growth potential.

Putnam Multi-Cap Value Fund targets companies whose stocks are priced below their long-term potential, and where there may be a catalyst for positive change.

Putnam Multi-Cap Core Fund uses a blend strategy, investing in both growth stocks and value stocks, seeking capital appreciation for investors.

2	3

Interview with your fund’s portfolio manager

Gerard Sullivan

Jerry, Putnam Multi-Cap Core Fund began operations on September 24, 2010. Tell us about the fund.

The key feature of the fund is its multi-cap mandate, which allows me to invest in the widest possible range of U.S. stocks. Our portfolio can include both growth stocks and value stocks of small, midsize, and large companies. This is as close to a “go anywhere” approach as you can get, and it provides me and my team of research analysts with a broad universe of investment opportunities.

If, for example, we find a small company with rapid growth potential and a large, established business working to cut costs, we can combine them together in this core portfolio if we believe they both represent attractive investments.

Much of my background is in large-company investing, and I’ve learned that studying large-cap stocks can lead you to many other ideas among small and midsize companies. I have been in the investment industry for 28 years, and I appreciate the opportunity to put this experience to work on such a flexible fund.

You are also able to invest in companies throughout their growth cycle. Is this a helpful feature?

Yes, any portfolio manager in the business will tell you it’s a challenge to be forced to sell an attractive stock simply because it has moved to a different capitalization level. Because this fund is not focused on a particular company size, we have the freedom to keep a holding in the portfolio for as long as we like.

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

4

If we find a small company early in its growth cycle and it “graduates” to large-cap status, we can maintain that position without going against the fund’s mandate.

Can you tell us about your investment approach?

The most important component I can discuss is fundamental research. It is what drives my investment process, and I am fortunate to have the support of a dedicated and talented team of in-house stock analysts.

Our focus is on bottom-up stock selection, which means we take a company-by-company approach, examining the long-term potential of each business and stock, with less emphasis on short-term developments in the markets or economy. We don’t let the macroeconomic environment or day-to-day fluctuations in the stock market interfere with our intensive research process.

Tell us about your approach to managing risk.

On a micro level, I carefully measure risk with every stock I consider for the fund’s portfolio. As part of our analysis, we determine what could go wrong with a company or business, and how far its stock price could decline as a result. Sometimes, there are a lot of negative factors, but they are already reflected in the stock’s price.

Of course, we also consider the upside — the potential for each stock to appreciate. Our analysis of this upside/downside ratio is a critical part of our portfolio construction process.

I also manage risk on a broader level by keeping the portfolio well diversified. I try to have investments in every sector of the market at all times, and I won’t neglect a sector simply because it may be out of favor

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 10/31/10. Short-term holdings are excluded. Holdings will vary over time.

5

at the moment. Being invested across sectors helps me capitalize on opportunities when stocks rebound quickly, and it also ensures that I’m keeping a close eye on developments in every area of the market.

What role do derivatives play, if any, in the fund?

Derivatives generally don’t contribute materially to the fund’s performance, but occasionally I will use them in the portfolio as a risk control measure.

Have you found market conditions to be challenging?

If you look at the 2010 calendar year to date, you will see dramatically changing — and sometimes quite turbulent — conditions for the U.S. stock market, as measured by the S&P 500 Index.

When the year began, the market was in the midst of a remarkable recovery after one of its most difficult downturns in decades. In May, however, this prolonged, historically strong rally came to an abrupt halt, and volatility returned to the market in full force.

One cause of concern for investors was a debt crisis in Greece that led to broader worries about debt issues in other European Union countries. This resulted in global market jitters and a market correction, with stocks declining sharply through June as investors also became discouraged about the slow pace of the U.S. economic recovery.

Stocks staged a strong rebound in July, declined again in August, and then went on to rally considerably through September. In fact, it was the best September in 71 years for the U.S. stock market.

Given these conditions, what is your outlook and where are you finding investment opportunities?

Despite the recent turbulence in the markets, my outlook is relatively positive. I believe there are plenty of attractive stocks across a range of sectors — and you can’t always say that.

I believe stock valuations are attractive, as is the potential operating leverage. By this I mean that if demand for goods and services comes back to the economy, the profitability of corporations should improve. I believe it should be much better than it has been in the past at similar levels of demand. And this is due to cost-cutting on the part of corporations. Because companies today are so lean, a bit of demand can go a long way in terms of profitability, and stock valuations have the potential to improve vastly.

Thank you, Jerry. We look forward to talking to you again in six months to discuss the fund’s performance for the annual report.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Gerard Sullivan has an M.B.A. from the Columbia University Graduate School of Business and a B.A. from Columbia University. Jerry joined Putnam in 2008 and has been in the investment industry since 1982.

6

IN THE NEWS

U.S. corporate profits soared in the first 10 months of 2010, despite the slow economic recovery. Earnings rose 10.5% in the first quarter and 3.0% in the second quarter, and are on track for a positive third quarter. The profit picture is remarkable because it occurred during a period of decelerating growth, with the nation’s gross domestic product slowing to 1.7% in the second quarter. There are several factors behind the rosy profit picture. The recession forced many companies to cut costs, and this year’s slow growth environment has helped further reduce wage pressure. Corporate borrowing rates are also low. Although sluggish economic growth remains a threat to profits, the consensus estimate for S&P 500 companies is for near-record earnings in 2011.

7

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Estimated net expenses for the fiscal year
ended 4/30/11*	1.36%	2.11%	2.11%	1.86%	1.61%	1.11%

Estimated total annual operating expenses for the
fiscal year ended 4/30/11	1.44%	2.19%	2.19%	1.94%	1.69%	1.19%

Annualized expense ratio for the period from
9/24/10 (fund’s commencement of operations)
to 10/31/10	1.34%	2.09%	2.09%	1.84%	1.59%	1.09%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s decision to contractually limit certain fund expenses through 8/30/11.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Multi-Cap Core Fund from September 24, 2010 (commencement of operations) to October 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$1.44	$2.24	$2.24	$1.97	$1.71	$1.17

Ending value (after expenses)	$1,061.00	$1,060.00	$1,060.00	$1,061.00	$1,061.00	$1,062.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the period from 9/24/10 (the fund’s commencement of operations) to 10/31/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

8

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the period ended October 31, 2010, use the following calculation method. To find the value of your investment on September 24, 2010 (commencement of operations) call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$1.40	$2.18	$2.18	$1.92	$1.66	$1.14

Ending value (after expenses)	$1,003.81	$1,003.03	$1,003.03	$1,003.29	$1,003.55	$1,004.07

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the period from 9/24/10 (the fund’s commencement of operations) to 10/31/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

9

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

10

Trustee approval of management contract

General conclusions

In May 2010, the Putnam funds’ Board of Trustees, which oversees the management of each Putnam fund, approved, for an initial term ending June 30, 2010, your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). In June 2010, the Board of Trustees also approved the continuance of your fund’s management and sub-management contracts as part of the Board’s annual review of the management, sub-management and sub-advisory contracts, as applicable, of all Putnam funds.

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requested and evaluated all information it deemed reasonably necessary under the circumstances. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the initial execution of your fund’s management and sub-management contracts. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approvals were based on the following conclusions:

• That the proposed fee schedule for your fund would represent reasonable compensation in light of the nature and quality of the services to be provided to the fund, the fees paid by competitive funds, and the costs expected to be incurred by Putnam Management in providing such services, and

• That the proposed fee schedule would represent an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at anticipated asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the proposed fee arrangements for your fund were considered in light of fee arrangements for other Putnam funds, which are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees considered the proposed management fee schedule for your fund,

11

including fee levels and breakpoints. The Trustees noted that the proposed fee schedule was consistent with the current fee schedules of other domestic large-cap Putnam funds, which had been carefully developed over the years and re-examined on many occasions and adjusted where appropriate. The Trustees also focused on the competitiveness of the projected total expense ratio of your fund. The Trustees reviewed comparative fee and expense information for funds in your fund’s Lipper category, Lipper Multi-Cap Core Funds.

Your fund has the benefit of breakpoints in its management fee that will provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds have only been in place for a short while. The Trustees will examine the operation of this new breakpoint structure in future years in light of actual experience.

In connection with their annual review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund (except for your fund, which had not yet commenced operations), the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the proposed fee schedule represented an appropriate sharing of economies of scale.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of such fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients, and did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ decision to approve your fund’s initial management contract with Putnam Management and to approve its continuance. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the

12

Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which met on a regular basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

Because your fund was not yet operational, the Trustees were not able to consider your fund’s recent performance in connection with their consideration of your fund’s management and sub-management contracts.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policies commencing in 2010, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the initial review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

13

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2010, Putnam employees had approximately $324,000,000 and the Trustees had approximately $68,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

15

The fund’s portfolio 10/31/10 (Unaudited)

COMMON STOCKS (93.4%)*	Shares	Value

Aerospace and defense (3.3%)
Goodrich Corp.	312	$25,606

L-3 Communications Holdings, Inc.	229	16,532

Northrop Grumman Corp.	254	16,055

Precision Castparts Corp.	171	23,355

Raytheon Co.	300	13,824

United Technologies Corp.	357	26,693

		122,065
Airlines (0.4%)
US Airways Group, Inc. †	1,249	14,726

		14,726
Automotive (0.6%)
Ford Motor Co. †	1,418	20,036

		20,036
Banking (5.2%)
Bank of America Corp.	3,447	39,434

Citigroup, Inc. †	6,247	26,050

Fifth Third Bancorp	700	8,792

JPMorgan Chase & Co.	1,534	57,724

PNC Financial Services Group, Inc.	433	23,339

Wells Fargo & Co.	1,498	39,068

		194,407
Beverage (1.6%)
Coca-Cola Co. (The)	777	47,646

Coca-Cola Enterprises, Inc.	351	8,428

Hansen Natural Corp. †	100	5,121

		61,195
Biotechnology (1.9%)
Amgen, Inc. †	738	42,206

Dendreon Corp. †	380	13,870

Human Genome Sciences, Inc. †	300	8,064

Ironwood Pharmaceuticals, Inc. †	800	8,952

		73,092
Cable television (1.5%)
Comcast Corp. Class A	1,237	25,457

DIRECTV Class A †	315	13,690

Time Warner Cable, Inc.	300	17,361

		56,508
Chemicals (3.6%)
Albemarle Corp.	407	20,403

Dow Chemical Co. (The)	756	23,307

E.I. du Pont de Nemours & Co.	706	33,380

Huntsman Corp.	1,791	24,805

Kronos Worldwide, Inc. † Δ	500	20,225

LyondellBasell Industries NV Class A (Netherlands) †	500	13,430

		135,550
Coal (0.8%)
Rhino Resource Partners LP †	1,000	22,610

Walter Energy, Inc.	100	8,796

		31,406

16

COMMON STOCKS (93.4%)* cont.	Shares	Value

Commercial and consumer services (0.3%)
Alliance Data Systems Corp. †	200	$12,144

		12,144
Communications equipment (3.2%)
Cisco Systems, Inc. †	1,693	38,651

Harris Corp.	469	21,194

Motorola, Inc. †	2,132	17,376

Qualcomm, Inc.	615	27,755

Research in Motion, Ltd. (Canada) †	300	17,085

		122,061
Computers (6.1%)
Apple, Inc. †	259	77,925

EMC Corp. †	1,021	21,451

Hewlett-Packard Co.	1,034	43,490

IBM Corp.	341	48,968

Polycom, Inc. †	500	16,890

Seagate Technology †	1,611	23,601

		232,325
Conglomerates (1.9%)
General Electric Co.	2,858	45,785

Tyco International, Ltd.	691	26,451

		72,236
Consumer goods (3.5%)
Energizer Holdings, Inc. †	450	33,651

hhgregg, Inc. †	879	20,252

Kimberly-Clark Corp.	280	17,735

Newell Rubbermaid, Inc.	1,242	21,921

Procter & Gamble Co. (The)	612	38,905

		132,464
Consumer services (1.0%)
Avis Budget Group, Inc. †	1,400	16,254

Hertz Global Holdings, Inc. †	1,900	21,508

		37,762
Electric utilities (1.9%)
AES Corp. (The) †	1,082	12,919

Ameren Corp.	637	18,460

CMS Energy Corp.	908	16,689

Edison International	447	16,494

Entergy Corp.	117	8,720

		73,282
Electrical equipment (0.8%)
Emerson Electric Co.	551	30,250

		30,250
Electronics (2.9%)
Agilent Technologies, Inc. †	200	6,960

Hollysys Automation Technologies, Ltd. (China) †	900	11,376

Jabil Circuit, Inc.	1,100	16,874

Sensata Technologies Holding NV (Netherlands) †	914	21,159

Texas Instruments, Inc.	1,198	35,425

Tyco Electronics, Ltd. (Switzerland)	521	16,505

		108,299

17

COMMON STOCKS (93.4%)* cont.	Shares	Value

Energy (oil field) (1.3%)
National Oilwell Varco, Inc.	280	$15,053

Schlumberger, Ltd.	513	35,854

		50,907
Energy (other) (0.3%)
First Solar, Inc. †	83	11,427

		11,427
Financial (0.4%)
Assurant, Inc.	400	15,816

		15,816
Food (0.6%)
H.J. Heinz Co.	191	9,380

Kellogg Co.	278	13,972

		23,352
Forest products and packaging (0.8%)
MeadWestvaco Corp.	500	12,865

Weyerhaeuser Co.	1,159	18,799

		31,664
Health care services (3.8%)
Aetna, Inc.	589	17,588

Cardinal Health, Inc.	500	17,345

CIGNA Corp.	356	12,528

Coventry Health Care, Inc. †	1,100	25,762

Lincare Holdings, Inc.	1,072	28,108

McKesson Corp.	248	16,363

Tenet Healthcare Corp. †	1,400	6,104

WellPoint, Inc. †	365	19,834

		143,632
Insurance (3.3%)
Aflac, Inc.	497	27,777

Assured Guaranty, Ltd. (Bermuda)	700	13,335

MetLife, Inc.	696	28,070

Prudential Financial, Inc.	319	16,773

RenaissanceRe Holdings, Ltd.	200	12,052

XL Group PLC	1,328	28,087

		126,094
Investment banking/Brokerage (2.4%)
BlackRock, Inc.	100	17,099

Goldman Sachs Group, Inc. (The)	327	52,631

Morgan Stanley	806	20,045

		89,775
Lodging/Tourism (0.3%)
Wyndham Worldwide Corp.	448	12,880

		12,880
Machinery (0.8%)
Bucyrus International, Inc. Class A	100	6,816

Parker Hannifin Corp.	300	22,965

		29,781
Manufacturing (1.3%)
Cooper Industries PLC Class A	200	10,484

Eaton Corp.	212	18,832

Ingersoll-Rand PLC	544	21,385

		50,701

18

COMMON STOCKS (93.4%)* cont.	Shares	Value

Media (0.9%)
Interpublic Group of Companies, Inc. (The) †	2,033	$21,042

Time Warner, Inc.	392	12,744

		33,786
Medical technology (1.6%)
Covidien PLC (Ireland)	571	22,766

Medtronic, Inc.	1,051	37,006

		59,772
Metals (0.9%)
Freeport-McMoRan Copper & Gold, Inc. Class B	378	35,789

		35,789
Oil and gas (7.1%)
Apache Corp.	336	33,943

Chevron Corp.	763	63,031

Cimarex Energy Co.	200	15,350

Ensco International PLC ADR (United Kingdom)	200	9,268

Exxon Mobil Corp.	781	51,913

Hess Corp.	367	23,132

Occidental Petroleum Corp.	381	29,958

Petroleo Brasileiro SA ADR (Brazil)	521	17,777

QEP Resources, Inc.	709	23,418

		267,790
Pharmaceuticals (3.9%)
Abbott Laboratories	481	24,685

Johnson & Johnson	928	59,086

Pfizer, Inc.	2,700	46,980

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	300	15,570

		146,321
Publishing (0.9%)
Gannett Co., Inc.	1,200	14,220

R. R. Donnelley & Sons Co.	1,149	21,199

		35,419
Railroads (1.0%)
CSX Corp.	300	18,435

Union Pacific Corp.	200	17,536

		35,971
Real estate (1.7%)
Apollo Commercial Real Estate Finance, Inc. R	1,343	21,877

Campus Crest Communities, Inc. † R	1,111	13,888

Chesapeake Lodging Trust R	1,500	26,970

		62,735
Regional Bells (2.0%)
AT&T, Inc.	1,579	45,002

Verizon Communications, Inc.	934	30,327

		75,329
Restaurants (1.5%)
Denny’s Corp. †	3,300	10,659

Domino’s Pizza, Inc. †	1,181	17,526

McDonald’s Corp.	361	28,075

		56,260

19

COMMON STOCKS (93.4%)* cont.	Shares	Value

Retail (6.0%)
American Eagle Outfitters, Inc.	1,800	$28,818

Bed Bath & Beyond, Inc. †	376	16,506

CVS Caremark Corp.	702	21,144

Jo-Ann Stores, Inc. †	300	12,975

Limited Brands, Inc.	557	16,370

Lowe’s Cos., Inc.	657	14,014

Macy’s, Inc.	773	18,274

OfficeMax, Inc. †	1,396	24,709

Talbots, Inc. (The) †	800	7,824

Target Corp.	434	22,542

Urban Outfitters, Inc. †	500	15,385

Wal-Mart Stores, Inc.	515	27,898

		226,459
Schools (0.3%)
Apollo Group, Inc. Class A †	277	10,382

		10,382
Semiconductor (0.7%)
KLA-Tencor Corp.	774	27,647

		27,647
Shipping (0.2%)
Scorpio Tankers, Inc. (Monaco) †	802	9,367

		9,367
Software (3.5%)
BMC Software, Inc. †	400	18,184

CA, Inc.	600	13,926

Microsoft Corp.	1,849	49,257

Oracle Corp.	1,759	51,715

		133,082
Technology services (2.3%)
AOL, Inc. †	700	18,676

Google, Inc. Class A †	69	42,296

Unisys Corp. †	500	11,525

VeriSign, Inc. †	400	13,900

		86,397
Telecommunications (0.9%)
Iridium Communications, Inc. †	1,500	12,375

NII Holdings, Inc. †	500	20,905

		33,280
Textiles (0.2%)
Hanesbrands, Inc. †	253	6,274

		6,274
Tobacco (1.1%)
Philip Morris International, Inc.	680	39,780

		39,780
Toys (0.5%)
Hasbro, Inc.	443	20,489

		20,489
Trucks and parts (0.4%)
Tower International, Inc. †	1,300	16,705

		16,705
Total common stocks (cost $3,407,848)		$3,534,871

20

SHORT-TERM INVESTMENTS (3.2%)*	Shares	Value

Putnam Money Market Liquidity Fund 0.16% [e]	120,020	$120,020

Total short-term investments (cost $120,020)		$120,020

TOTAL INVESTMENTS

Total investments (cost $3,527,868)		$3,654,891

Key to holding’s abbreviations

ADR	American Depositary Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 24, 2010 (commencement of operations) through October 31, 2010 (the reporting period).

* Percentages indicated are based on net assets of $3,785,525.

† Non-income-producing security.

Δ Forward commitments, in part or in entirety (Note 1).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $20,000 to cover forward commitments.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

21

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$203,003	$—	$—

Capital goods	249,502	—	—

Communication services	165,117	—	—

Conglomerates	72,236	—	—

Consumer cyclicals	346,343	—	—

Consumer staples	382,339	—	—

Energy	361,530	—	—

Financials	488,827	—	—

Health care	422,817	—	—

Technology	709,811	—	—

Transportation	60,064	—	—

Utilities and power	73,282	—	—

Total common stocks	3,534,871	—	—

Short-term investments	120,020	—	—

Totals by level	$3,654,891	$—	$—

The accompanying notes are an integral part of these financial statements.

22

Statement of assets and liabilities 10/31/10 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $3,407,848)	$3,534,871
Affiliated issuers (identified cost $120,020) (Note 6)	120,020

Cash	27,277

Dividends, interest and other receivables	2,907

Receivable for shares of the fund sold	153,060

Receivable for investments sold	107,062

Unamortized offering costs (Note 1)	108,928

Receivable from Manager (Note 2)	23,646

Total assets	4,077,771

LIABILITIES

Payable for investments purchased	136,920

Payable for purchases of delayed delivery securities (Note 1)	20,000

Payable for investor servicing fees (Note 2)	985

Payable for custodian fees (Note 2)	1,274

Payable for administrative services (Note 2)	22

Payable for distribution fees (Note 2)	741

Payable for offering costs (Note 1)	120,383

Other accrued expenses	11,921

Total liabilities	292,246

Net assets	$3,785,525

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 5)	$3,588,019

Accumulated net investment loss (Note 1)	(547)

Accumulated net realized gain on investments (Note 1)	71,030

Net unrealized appreciation of investments	127,023

Total — Representing net assets applicable to capital shares outstanding	$3,785,525

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($3,441,556 divided by 324,345 shares)	$10.61

Offering price per class A share (100/94.25 of $10.61)*	$11.26

Net asset value and offering price per class B share ($10,903 divided by 1,028 shares)**	$10.60***

Net asset value and offering price per class C share ($32,206 divided by 3,037 shares)**	$10.60

Net asset value and redemption price per class M share ($10,605 divided by 1,000 shares)	$10.61

Offering price per class M share (100/96.50 of $10.61)*	$10.99

Net asset value, offering price and redemption price per class R share
($10,608 divided by 1,000 shares)	$10.61

Net asset value, offering price and redemption price per class Y share
($279,647 divided by 26,328 shares)	$10.62

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

23

Statement of operations For the period 9/24/10 (commencement of operations) to 10/31/10
(Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $22)	$4,140

Interest (including interest income of $46 from investments in affiliated issuers) (Note 6)	46

Total investment income	4,186

EXPENSES

Compensation of Manager (Note 2)	1,992

Investor servicing fees (Note 2)	1,151

Custodian fees (Note 2)	1,274

Trustee compensation and expenses (Note 2)	22

Administrative services (Note 2)	22

Distribution fees — Class A (Note 2)	842

Distribution fees — Class B (Note 2)	11

Distribution fees — Class C (Note 2)	24

Distribution fees — Class M (Note 2)	8

Distribution fees — Class R (Note 2)	5

Amortization of offering costs (Note 1)	12,658

Reports to shareholders	5,847

Auditing	5,379

Other	811

Fees waived and reimbursed by Manager (Note 2)	(25,304)

Total expenses	4,742

Expense reduction (Note 2)	(9)

Net expenses	4,733

Net investment loss	(547)

Net realized gain on investments (Notes 1 and 3)	71,030

Net unrealized appreciation of investments during the period	127,023

Net gain on investments	198,053

Net increase in net assets resulting from operations	$197,506

The accompanying notes are an integral part of these financial statements.

24

Statement of changes in net assets

INCREASE IN NET ASSETS	For the period 9/24/10 (commencement
of operations) to 10/31/10*

Operations:
Net investment loss	$(547)

Net realized gain on investments	71,030

Net unrealized appreciation of investments	127,023

Net increase in net assets resulting from operations	197,506

Increase from capital share transactions (Note 4)	588,019

Total increase in net assets	785,525

NET ASSETS

Beginning of period (Note 5)	3,000,000

End of period (including accumulated net investment loss $547)	$3,785,525

* Unaudited

The accompanying notes are an integral part of these financial statements.

25

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:							RATIOS AND SUPPLEMENTAL DATA:

									Ratio
	Net asset	Net	Net realized						of net investment
	value,	investment	and unrealized	Total from		Total return	Net assets,	Ratio of expenses	income (loss)	Portfolio
	beginning	income	gain (loss)	investment	Net asset value,	at net asset	end of period	to average	to average	turnover
Period ended	of period	(loss) [a]	on investments	operations	end of period	value (%) [b]	(in thousands)	net assets (%) [c,d]	net assets (%) [d]	(%)

Class A
October 31, 2010 **†	$10.00	— [e]	.61	.61	$10.61	6.10 *	$3,442	.14 *	(.02) *	15.09*

Class B
October 31, 2010 **†	$10.00	(.01)	.61	.60	$10.60	6.00 *	$11	.22 *	(.09) *	15.09*

Class C
October 31, 2010 **†	$10.00	(.01)	.61	.60	$10.60	6.00 *	$32	.22 *	(.10) *	15.09*

Class M
October 31, 2010 **†	$10.00	(.01)	.62	.61	$10.61	6.10 *	$11	.19 *	(.07) *	15.09*

Class R
October 31, 2010 **†	$10.00	— [e]	.61	.61	$10.61	6.10 *	$11	.17 *	(.04) *	15.09*

Class Y
October 31, 2010 **†	$10.00	— [e]	.62	.62	$10.62	6.20 *	$280	.11 *	.01 *	15.09*

* Not annualized.

** Unaudited.

† For the period September 24, 2010 (commencement of operations) to October 31, 2010.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

October 31, 2010	0.74%

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

26	27

Notes to financial statements 10/31/10 (Unaudited)

Note 1: Significant accounting policies

Putnam Multi-Cap Core Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks capital appreciation by investing in growth and value stocks of small, midsize and large companies.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund began offering each class of shares on September 24, 2010. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from September 24, 2010 (commencement of operations) through October 31, 2010.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depositary Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam

28

Investments, LLC, does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Securities purchased or sold on a forward commitment basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

D) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

E) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior periods remains subject to examination by the Internal Revenue Service.

29

The aggregate identified cost on a tax basis is $3,527,868, resulting in gross unrealized appreciation and depreciation of $163,814 and $36,791, respectively, or net unrealized appreciation of $127,023.

F) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

G) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

H) Offering costs The offering costs of $121,586 are being fully amortized on a straight-line basis over a twelve-month period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.710% of the first $5 billion, 0.660% of the next $5 billion, 0.610% of the next $10 billion, 0.560% of the next $10 billion, 0.510% of the next $50 billion, 0.490% of the next $50 billion, 0.480% of the next $100 billion, and 0.475% of any excess thereafter.

Putnam Management has contractually agreed, through August 30, 2011, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $25,304 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (State Street). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $9 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

30

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of no monies from the sale of class A and class M shares and received no monies in contingent deferred sales charges from redemptions of class B and class C shares.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $3,826,976 and $490,158, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	For the period 9/24/10 (commencement of operations) to 10/31/10

Class A	Shares	Amount

Shares sold	29,345	$303,168

Shares issued in connection with
reinvestment of distributions	—	—

	29,345	303,168

Shares repurchased	—	—

Net increase	29,345	$303,168

	For the period 9/24/10 (commencement of operations) to 10/31/10

Class B	Shares	Amount

Shares sold	28	$300

Shares issued in connection with
reinvestment of distributions	—	—

	28	300

Shares repurchased	—	—

Net increase	28	$300

31

	For the period 9/24/10 (commencement of operations) to 10/31/10

Class C	Shares	Amount

Shares sold	2,037	$21,081

Shares issued in connection with
reinvestment of distributions	—	—

	2,037	21,081

Shares repurchased	—	—

Net increase	2,037	$21,081

	For the period 9/24/10 (commencement of operations) to 10/31/10

Class Y	Shares	Amount

Shares sold	25,328	$263,470

Shares issued in connection with
reinvestment of distributions	—	—

	25,328	263,470

Shares repurchased	—	—

Net increase	25,328	$263,470

Class M and Class R had no capital share transactions other than the initial capitalization (Note 5).

At the close of the reporting period, Putnam Investments, LLC owned the following shares:

	Shares owned	Percentage of ownership	Value as of 10/31/10

Class A	295,000	91.0%	$3,129,950

Class B	1,000	97.3	10,600

Class C	1,000	32.9	10,600

Class M	1,000	100.0	10,605

Class R	1,000	100.0	10,608

Class Y	1,000	3.8	10,620

Note 5: Initial capitalization and offering of shares

The fund was established as a series of the Trust on September 24, 2010. Prior to September 24, 2010, the fund had no operations other than those related to organizational matters, including as noted below, the initial capital contributions by Putnam Investments, LLC and issuance of shares:

	Capital contribution	Shares issued

Class A	$2,950,000	295,000

Class B	10,000	1,000

Class C	10,000	1,000

Class M	10,000	1,000

Class R	10,000	1,000

Class Y	10,000	1,000

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $46 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $3,000,000 and $2,879,980, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

32

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

33

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Securities Fund
International Growth Fund	Prior to September 30, 2010, the fund was known as
Prior to January 1, 2010, the fund was known as	Putnam Convertible Income-Growth Trust
Putnam International New Opportunities Fund	Equity Income Fund
Multi-Cap Growth Fund	George Putnam Balanced Fund
Prior to September 1, 2010, the fund was known as	Prior to September 30, 2010, the fund was known as
Putnam New Opportunities Fund	The George Putnam Fund of Boston
Small Cap Growth Fund	The Putnam Fund for Growth and Income
Voyager Fund	International Value Fund
Prior to January 1, 2010, the fund was known as
Blend	Putnam International Growth and Income Fund
Asia Pacific Equity Fund	Multi-Cap Value Fund
Capital Opportunities Fund	Prior to September 1, 2010, the fund was known as
Capital Spectrum Fund	Putnam Mid Cap Value Fund
Emerging Markets Equity Fund	Small Cap Value Fund
Equity Spectrum Fund
Europe Equity Fund	Income
Global Equity Fund	American Government Income Fund
International Capital Opportunities Fund	Diversified Income Trust
International Equity Fund	Floating Rate Income Fund
Investors Fund	Global Income Trust
Multi-Cap Core Fund	High Yield Advantage Fund
Research Fund	High Yield Trust
Income Fund
Money Market Fund*
U.S. Government Income Trust

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

34

Tax-free income	Asset allocation
AMT-Free Municipal Fund	Income Strategies Fund
Tax Exempt Income Fund	Putnam Asset Allocation Funds — three
Tax Exempt Money Market Fund*	investment portfolios that spread your
Tax-Free High Yield Fund	money across a variety of stocks, bonds,
and money market investments.
State tax-free income funds:
Arizona, California, Massachusetts, Michigan,	The three portfolios:
Minnesota, New Jersey, New York, Ohio,	Asset Allocation: Balanced Portfolio
and Pennsylvania	Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio
Absolute Return
Absolute Return 100 Fund	Putnam RetirementReady®
Absolute Return 300 Fund	Putnam RetirementReady Funds — 10
Absolute Return 500 Fund	investment portfolios that offer diversifi-
Absolute Return 700 Fund	cation among stocks, bonds, and money
market instruments and adjust to become
Global Sector	more conservative over time based on a
Global Consumer Fund	target date for withdrawing assets.
Global Energy Fund
Global Financials Fund	The 10 funds:
Global Health Care Fund	Putnam RetirementReady 2050 Fund
Global Industrials Fund	Putnam RetirementReady 2045 Fund
Global Natural Resources Fund	Putnam RetirementReady 2040 Fund
Global Sector Fund	Putnam RetirementReady 2035 Fund
Global Technology Fund	Putnam RetirementReady 2030 Fund
Global Telecommunications Fund	Putnam RetirementReady 2025 Fund
Global Utilities Fund	Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

35

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

36

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	George Putnam, III	Francis J. McNamara, III
Putnam Investment	Robert L. Reynolds	Vice President and
Management, LLC	W. Thomas Stephens	Chief Legal Officer
One Post Office Square	Richard B. Worley
Boston, MA 02109		James P. Pappas
	Officers	Vice President
Investment Sub-Manager	Robert L. Reynolds
Putnam Investments Limited	President	Judith Cohen
57–59 St James’s Street		Vice President, Clerk and
London, England SW1A 1LD	Jonathan S. Horwitz	Assistant Treasurer
Executive Vice President,
Marketing Services	Principal Executive	Michael Higgins
Putnam Retail Management	Officer, Treasurer and	Vice President, Senior Associate
One Post Office Square	Compliance Liaison	Treasurer and Assistant Clerk
Boston, MA 02109
	Steven D. Krichmar	Nancy E. Florek
Custodian	Vice President and	Vice President, Assistant Clerk,
State Street Bank	Principal Financial Officer	Assistant Treasurer and
and Trust Company		Proxy Manager
Janet C. Smith
Legal Counsel	Vice President, Assistant	Susan G. Malloy
Ropes & Gray LLP	Treasurer and Principal	Vice President and
	Accounting Officer	Assistant Treasurer
Trustees
John A. Hill, Chairman	Beth S. Mazor
Jameson A. Baxter,	Vice President
Vice Chairman
Ravi Akhoury	Robert R. Leveille
Barbara M. Baumann	Vice President and
Charles B. Curtis	Chief Compliance Officer
Robert J. Darretta
Myra R. Drucker	Mark C. Trenchard
Paul L. Joskow	Vice President and
Kenneth R. Leibler	BSA Compliance Officer
Robert E. Patterson

This report is for the information of shareholders of Putnam Multi-Cap Core Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

SA115 264504 12/10

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: December 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: December 29, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: December 29, 2010